UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7062

PACIFIC GLOBAL FUND INC. D/B/A PACIFIC ADVISORS FUND INC.
(Exact name of registrant as specified in charter)

101 NORTH BRAND BLVD., SUITE 1950 GLENDALE, CALIFORNIA			91203
(Address of principal executive offices)			(Zip code)

GEORGE A. HENNING 101 NORTH BRAND BLVD., SUITE 1950 GLENDALE, CA 91203
(Name and address of agent for service)

Registrant’s telephone number, including area code:		818-242-6693

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2011

Item 1.                    Report to Shareholders

Filed herewith.

annual report

  december 31, 2011

government securities fund

income and equity fund

balanced fund

large cap value fund

mid cap value fund

small cap value fund

Pacific Advisors

  table of contents

Message from the Chairman	1

Government Securities Fund	5

Income and Equity Fund	10

Balanced Fund	15

Large Cap Value Fund	20

Mid Cap Value Fund	25

Small Cap Value Fund	30

Schedule of Investments	36

Statement of Assets and Liabilities	58

Statement of Operations	60

Statement of Changes in Net Assets	62

Financial Highlights	66

Notes to Financial Statements	73

Report of Independent Registered Public Accounting Firm	83

Disclosure Regarding the Board's Approval of the Funds' Advisory Contracts	84

Directors and Officers	87

Additional Tax Information	89

This Report is submitted for the general information of the shareholders of Pacific Advisors Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by the Funds' copy of the prospectus, which contains information concerning the investment policies of the Funds as well as other pertinent information.

This Report is for informational purposes only and is not a solicitation, or the Funds' recommendation that any particular investor should purchase or sell any particular security. The statements in the Chairman's Letter and the discussions of the Funds' performance are the opinions and beliefs expressed at the time of this commentary and are not intended to represent opinions and beliefs at any other time. These opinions are subject to change at any time based on market or other conditions and are not meant as a market forecast. All economic and performance information referenced is historical. Past performance does not guarantee future results.

For more information on the Pacific Advisors Funds, including information on charges, expenses and other classes offered, please obtain a copy of the prospectus by calling (800) 989-6693. Please read the prospectus and consider carefully the investment risks, objectives, charges and expenses before you invest or send money. Shares of the Pacific Advisors Funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Message

from the chairman

Dear Shareholders,

Investor confidence has been sorely tested over the past three and a half years. Many investors have exited the equity markets; uncertainty and volatility produced a roller coaster ride that prompted them to move to cash to avoid further losses and, perhaps, find some peace of mind. 2011 had its own twists and turns. Expectations of a strengthening recovery were undone by the European debt crises, slowing growth in China, and an uncertain domestic outlook. After enduring the angst of market volatility, many investors were left largely unrewarded; the S&P 500 Index (excluding reinvested dividends) ended the year unchanged.

However, during this most recent period of turbulence, many high quality businesses with exceptional products, effective market positioning, and access to financing expanded while weaker competitors struggled or fell by the wayside. The stock prices of these companies experienced volatility; yet, the market eventually rewarded those companies that demonstrated an ability to execute growth strategies, especially during challenging market conditions.

At Pacific Advisors Fund, we believe that investors who select superior companies for the long-term, rather than default to an indexed strategy, will be rewarded for their patience and discipline. This active strategy focuses on a limited number of companies that are undervalued, have a strong financial condition and have identifiable catalysts for multi-year growth.

Our patient, focused investment discipline was rewarded in 2011: the Small Cap Value Fund was the #1 small cap core fund; and the Large Cap Value Fund ranked in the top 16% among large cap core funds. Importantly, the Large Cap Value Fund, which has a more equity conservative strategy, achieved these results with less volatility than the S&P Index (as evidenced by its one-year beta1 of 0.85). These Funds accomplished these results with annual turnover rates of just 9% and 7%, respectively. More information on their performance is provided in the commentary for each Fund.

Pacific Advisors Small Cap Value Fund (A)

Lipper Small Cap Core Category Rank as of 12/31/11 based on total return
1 Year	1 out of 692 funds
5 Year	186 out of 488 funds
10 Year	3 out of 295 funds

Pacific Advisors Large Cap Value Fund (A)

Lipper Large Cap Core Category Rank as of 12/31/11 based on total return
1 Year	160 out of 1,014 funds
5 Year	245 out of 796 funds
10 Year	186 out of 485 funds

Today's volatile environment will probably persist. Geopolitical challenges, including Europe's lingering debt issues, will continue to impact the economy and the market. The direction, timing and magnitude of the market's reaction are unpredictable; yet, the market has demonstrated its ability to overcome these obstacles and move forward. As a result, we believe a prudent investment strategy focuses on high quality businesses with the capabilities and resources to move forward in spite of current uncertainties. We believe many companies in the Fund's portfolios are still in their early growth stages and poised for continued growth in spite of economic challenges.

Gaining Perspective on Volatility

2011 was a year of remarkable market volatility. For example, in late April when growing confidence in the economic recovery buoyed investor sentiment, the S&P 500 Index was up over 8.0%. By early August, year-to-date, the Index had fallen to – 11.0% on fears surrounding the European debt crises. October 3rd marked the year's low for the S&P 500 with a year-to-date loss of 12.6%. The markets then recovered to end the year with upward momentum.

Several factors contribute to today's market volatility. Headline news events, positive and negative, strongly influence investor psychology. Additionally, the prevalence of high-frequency trading and computer-driven trading practices has changed the very nature of the market. Rather than making investment decisions based on the fundamental quality of companies, more and more "investing" is done by computers that track and trade on market patterns. Indeed, short-term trading activity may account for as much as 70% of total trading activity. This activity has created a highly responsive, fast-paced trading environment which magnifies market movements. Moreover, ETFs have exacerbated price swings by enabling many investors to readily participate in short-term trading.

1  "Beta" measures volatility relative to the stock market or an alternative benchmark. A beta less than 1.0 indicates lower risk than the market or the benchmark and a beta greater than 1.0 indicates higher risk than the market or the benchmark.

Message

from the chairman continued

Market volatility may appear to be caused by the instability of individual companies; yet, this is not always the case. In reality, the disparity between the challenging economic environment and the strength of corporate America suggests that current market volatility often has little to do with business fundamentals. Certainly, many industries have contracted due to the slow-growing economy; as a result, stronger companies have grown as weaker competitors were unable to keep pace. Many of these leading companies report strong business, healthy operations and plentiful growth opportunities. Therefore, volatile market conditions, while uncomfortable, often create opportunities for investors focused on high quality companies.

Market & Economic Review

Throughout 2011, overseas events undermined improving conditions in the U.S. Social unrest, including the "Jasmine revolutions" of the Middle East and North Africa; the Occupy movement at home; and signs of growing discontent in China and Russia, marked the calendar. Natural disasters, including the earthquake, tsunami, and nuclear disaster in Japan; and major flooding in Australia and Thailand, also disrupted global markets. No subject garnered more attention than the European sovereign debt crises and their implications for the future of the euro project. The Greek bailout turned out to be the beginning of the geopolitical dilemma, as investors focused on a weakening European economy and sovereign debt of other countries. Yields on Spanish, Italian and even French debt rose to precarious levels during the second half of the year. Nevertheless, the U.S. exhibited impressive resilience throughout 2011 as a broad range of sectors and industries gained momentum.

Following extreme volatility in the third quarter, the market staged a modest recovery during the fourth quarter. The third quarter's significant selloff created opportunities for growth as the increasingly positive economic outlook buoyed investor sentiment. U.S. economic data, from manufacturing to housing and employment, reassured investors that the recovery, while not robust, was nevertheless sustainable. As a result, all sectors of the market rallied during the fourth quarter. Sectors hit hardest by third quarter volatility, such as Energy, Consumer Discretionary and Industrials, experienced the greatest bounce back. Meanwhile, sectors including Utilities, Health Care and Consumer Staples grew more modestly.

A comparison of the major domestic stock market indices reveals mixed results. Reflecting better performance among large, blue-chip companies, the Dow Jones Industrial Average rose 5.5%. Conversely, the Russell 2000 Index® of small companies fell 4.2%. Investors seemed to favor stocks with identifiable growth prospects over those that were merely "cheap" by statistical standards. Investors rewarded select high quality companies that were better able to manage the year's challenging economic conditions.

Equity Investment Review

During the year, investors benefitted from select large, mid and small cap investments. Large cap stocks generally provided stability and dividend income. The slow-growth recovery has enabled many large companies to steadily grow. Smaller companies, in comparison, typically enjoy the flexibility to quickly implement acquisitions and business expansions. As a result, smaller firms are often able grow rapidly and significantly. Investors focused on high quality, fundamentally sound stocks, benefitted from a mix of dividend income and capital appreciation potential.

One of the stronger areas during the year was the Energy sector. Companies in this sector benefitted from rising global demand for energy and energy-related services. Global markets experienced supply disruptions in the Middle East; yet, oil and natural gas output from South America and North America grew robustly. Worldwide reserves appear to be higher than previously estimated but the cost of oil and gas production continues to increase as newer, more remote sources are difficult to develop.

Many companies in the Industrial sector responded to growing demand from emerging economies and developed nations outside Europe for heavy equipment, transportation, manufacturing and service-related enterprises. Automobile and truck manufacturing were particularly strong; the average age of vehicles increased by about 2 years during the recession and credit crisis increasing the need to begin replacing many vehicles.

Market Review – December 31, 2011

Index[1]	Close	YTD Return
Dow Jones Industrial Avg	12,217.56	5.5%
S&P 500	1,257.60	0.0%
NASDAQ	2,605.15	– 1.8%
Russell 2000® (small cap)	740.92	– 4.2%
	12/31/11	12/31/10
10-Year T-Note Yield	1.89%	3.38%

Data: The Wall Street Journal; Russell Investments; Federal Reserve.

A combination of growth and contraction has been an important catalyst in the manufacturing sector. Most manufacturing sectors contracted during the recession; companies that were not well-capitalized had trouble keeping pace and, in some cases, were acquired or filed for bankruptcy.

Consumer Discretionary companies improved, fueled by recovery in the U.S. and growth in consumer spending in emerging economies such as China. The sluggish housing recovery remained problematic for the Home Building and Building Materials areas. Financials also turned in disappointing results as investor concerns about the repercussions of the European bailout grew. Additionally, regulatory uncertainty surrounding the Dodd-Frank Act; lackluster loan demand; and near zero interest rates hindered their performance. Select Technology areas continued to perform well especially including social media, cloud computing and hardware for cell phones and tablet computers.

Many areas of the economy exhibited good growth potential; yet, this is not a market in which the rising tide lifts all boats. Indeed, while many companies growing, potentially many more are struggling to keep pace. For this reason, as is the case for many indices, great performance by the strongest companies has been muted by the underperformance of weaker companies.

Fixed Income Investment Review

During the year, European debt issues created heavy demand for high quality fixed income securities as investors flocked to "safe havens." Additionally, the Federal Reserve reiterated its intention to continue current monetary policy and keep rates low through at least 2014. During the last half of the year, the interest rate on the 10-year Treasury Note remained near 2.00% and ended the year at 1.89%.

Opportunities to invest in high quality corporate bonds remained limited. Demand for investment grade fixed income securities rose as investors sought safety from the volatility engulfing both interest rates and the equity markets. Furthermore, given the limited availability of lower risk investment alternatives, corporate bondholders became less likely to sell their investment grade securities. As a result, corporate bonds became more expensive and, therefore, offered little interest income.

At this juncture, predicting when interest rates may begin to rise is difficult. With interest rates near zero, the bias is unquestionably towards higher interest rates. However, many factors will influence interest rates. If the equity markets perform well, more investor monies will flow into stocks; if the economy improves, more corporate cash will be used for expansion, stock buybacks or dividends; if global tensions ease in Europe or the Middle East, bond investors will seek higher returns in other emerging economies; if the U.S. debt continues to grow, investors may require higher interest rates to hold Treasury securities; and if inflationary pressures mount from higher oil prices, food costs or other factors, interest rates will move higher. We believe that a wise approach is to maintain an adaptive strategy that can respond appropriately when interest rates move from their current level. A further discussion of our strategy is provided in the commentaries for our Government Securities and Income and Equity Funds.

Looking Ahead

U.S. economic conditions improved markedly in 2011. Consumer spending consistently outpaced expectations while employment showed steady gains. Manufacturing activity, buoyed by strong exports and a healthy energy industry, continued to recover. Also, low natural gas prices, a result of booming production of shale resources, are having a meaningful impact on the economy: consumers benefit from lower electricity bills while petrochemical producers enjoy falling costs on raw materials. Housing remains sluggish but historically low mortgage rates and the Obama administration's policy initiatives may motivate buyers. Given housing's broad reach, including the construction; banking; and home improvement industries, any rebound could materially effect jobs and the overall economy. The upcoming election cycle will also likely influence market sentiment. A positive outlook in the run-up to the elections could, as with the 2010 mid-term elections, provide a strong catalyst for stocks.

Europe's debt issues remain an overhang; they will likely continue to pressure equity markets. To some, last year's clumsy, disjointed policy efforts proved that their worst fears regarding the European Union were coming true. Philosophical and ideological differences between member nations underscored the difficulty of governing, especially during times of crisis, by consensus. Moreover, the separate and oftentimes competing political motivations of the main actors offered a discouraging prospect for resolution. 2011 was, despite these challenges, a year of remarkable progress in the region. Changes in governments, economic policy overhauls,

Message

from the chairman continued

strict austerity measures and conditional bailouts brought about changes that many acknowledged were necessary but thought impossible to achieve. As a result, the "European model" that had been characterized by high unemployment and slow growth began to give way to a more dynamic, pro-growth system that should benefit the region in future years.

Our outlook for individual companies remains strong. For many companies, 2011 represented a year of significant investment in growth initiatives. These included acquisitions of competing or complementary businesses, new product launches and service initiatives, and expansions into untapped markets and geographic areas.

Furthermore, we believe the Energy sector is in the early stages of a multi-year expansion. The rapid growth of emerging economies, including China, India and Brazil, is straining the global energy supply. Various technologies, including hydraulic fracturing and seismography tools, have emerged in response to this demand. Exploration companies are also venturing further out to sea where large deposits of oil and gas lie miles below the ocean floor. The resumption of permitting and drilling activity in the Gulf of Mexico acknowledged this important resource.

We believe that, with continued improvements in the domestic economy and strong growth in emerging markets, 2012 has the potential to be a momentous year for Fund holdings. Still, geopolitical challenges will again impact both the economy and the stock market. We recognize the impossibility of predicting the events that will most impact the market. However, we continue to believe compelling investment opportunities will develop; patience and discipline will be an important part of a successful investment strategy.

In our semi-annual shareholder report, we discussed the risks and rewards of different investment strategies over the past three years. We believe the Funds' investment strategies are well suited for current market conditions. We greatly appreciate the faith and trust you, our shareholders, have placed in our Funds.

Sincerely,

George A. Henning

1  The Dow Jones Industrial Average is an unmanaged, price weighted measure of 30 U.S. stocks selected by the Averages Committee to represent the performance of all U.S. stocks outside the Transportation and Utilities sectors. The Standard & Poor's 500 Index is an unmanaged, market capitalization weighted index which measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The NASDAQ Composite Index is an unmanaged, market capitalization weighted measure of all domestic and international common stocks (currently over 3,000 stocks) listed on The Nasdaq Stock Market. The Russell 2000 Index® is an unmanaged, market-weighted measure of the 2,000 smallest publicly traded companies of the Russell 3000 Index®. These indices are not available for direct investment. Index returns assume the reinvestment of dividends.

Economic and performance information referenced is historical and past performance does not guarantee future results; current performance may be higher or lower. Call 800-989-6693 for performance current to the most recent month-end. The principal value and return of an investment will fluctuate so that an investor's shares may be worth less than the original cost when redeemed. Rankings do not take into account the maximum 5.75% sales charge on Class A shares. Small cap companies typically have fewer financial resources and may carry higher investment risks and experience greater stock price volatility than larger stocks. For more information on the Pacific Advisors Funds, including information on charges, expenses and other classes offered, please obtain a copy of the prospectus by calling (800) 989-6693. Please read the prospectus and consider carefully the investment risks, objectives, charges and expenses before you invest or send money.

Shares of the Funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested. Information contained herein is from sources believed to be reliable, but its accuracy or completeness is not guaranteed.

The views expressed represent the opinions and beliefs at the time of this commentary and are not meant as a market forecast. These views are subject to change at any time based on market or other conditions. This information may not be relied on as investment advice or as an indication of trading intent on behalf of any Fund. Fund investments may change at any time.

Pacific Advisors

  Government Securities Fund

Fund Objective:  High current income, preservation of capital, and rising future income consistent with prudent investment risk.

Investment  Invests at least 80% of its assets in U.S. Government fixed income securities.
Strategy:  These include securities issued or guaranteed by the U.S. Treasury; issued by a U.S. Government agency; or issued by a Government-Sponsored Enterprise (GSE). May also invest in high quality dividend-paying common stocks.

Investor Profile:  Conservative. Income-focused; capital preservation aim.

TOTAL RETURNS		EXPENSE RATIOS
For the year ended December 31, 2011		For the fiscal year ended December 31, 2010
			Net Expense Ratio	Expense Ratio
Class A	0.00%	Class A	2.09%	3.69%
Class C	– 0.67%	Class C	2.80%	4.42%
Barclays Capital U.S. Int T-Bond Index[1]	6.08%

Please see the Financial Highlights in this report for expense ratios for the fiscal year ended December 31, 2011.

Performance quoted is past performance which does not guarantee future results. Current performance may be higher or lower than the performance quoted. Call (800) 989-6693 for performance current to the most recent month-end. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value. Returns do not take into account the maximum 4.75% sales charge on Class A shares or the 1% Contingent Deferred Sales Charge (CDSC) for Class C shares sold within one year of purchase. Returns would be lower if the applicable sales charge and CDSC were included. Returns do not take into account individual taxes which may reduce actual returns when shares are sold.

The Fund's investment adviser is waiving a portion of its management fees pursuant to an Expense Limitation Agreement. The waiver may be discontinued at any time with ninety days written notice in consultation with the Fund's board, but is expected to continue at current levels. Please see the Notes to Financial Statements in this report for details. Performance shown reflects the waiver, without which the results would have been lower.

Discussion with Portfolio Manager  February 22, 2012

Jingjing Yan, CFA

Please see the Chairman's Letter at the beginning of this Report for a detailed market and economic review as well as the Manager's general market outlook.

Fund Performance

The Fund utilizes a conservative strategy to protect principal and achieve total return while providing current income. In response interest rate volatility throughout the year, the Fund managed risk by remaining in shorter-term holdings. The benefit of this strategy is reflected in the Fund's average duration of approximately 1 year. Duration measures a portfolio's sensitivity to interest rate movements. For example, if market interest rates rise 1%, a portfolio with a 4-year duration would lose approximated 4%. The Fund's strategy of maintaining an unusually short duration provides price stability and the flexibility to respond quickly to market changes. The Fund maintained a minor portion of its portfolio in high quality, dividend-paying common and preferred stocks. In addition to providing income, these equity holdings also help provide price stability for the Fund by counterbalancing price movements in the fixed income markets.

1  The Barclays Capital U.S. Intermediate Treasury Bond Index is an unmanaged index of U.S. government securities with one to ten years to maturity. It is not possible to invest directly in the Index.

Pacific Advisors

  Government Securities Fund continued

For the year, the Fund's Class A shares were flat in comparison to the 6.08% return for the benchmark. Unlike the Fund, however, the benchmark is an unmanaged portfolio. With an average duration of 4 years, the benchmark's exposure to interest rate changes is significantly greater than the Fund's.

Market Overview

Interest rate volatility reflects investors' uncertainty about the domestic and global economies. In the first half of the year, the interest rate on the benchmark 10-year Treasury Note ranged between 3.74% and 2.88%. In fact, at the end of June when investors anticipated a prompt resolution to the Greek sovereign debt crisis, the 10-year Note traded at 3.18%. This economic optimism was, however, short-lived.

In the second half of the year, investor confidence dwindled in response to renewed European sovereign debt issues; slower economic growth in China; and lackluster U.S. economic data. Investors became increasingly less risk tolerant. U.S. government securities, considered a "safe haven," became increasingly attractive to all types of investors (including individuals, corporations, institutional investors and sovereign wealth funds). The unusually high demand resulted in a sharp decline in interest rates. In fact, in December, interest rates on 3-month U.S. Treasuries turned negative (that is, investors were willing to pay to hold U.S. Treasuries). In September, the interest rate on the 10-year Note dropped to a low of 1.72% and largely remained below 2% through the end of the year.

Fund Strategy

Fixed Income Strategy

Risk-appropriate fixed income investment opportunities remained limited. Shorter-term bonds provided price stability but limited yield while longer bonds provided higher yield but greater risk of principal loss. The Fund maintained its defensive fixed income strategy with short duration bonds to manage volatility. During the period, the Fund continued to focus on callable government agency bonds. The yields on these bonds increase at fixed intervals over the life of the bond. These "step-up" bonds currently provide better interest income than short-term Treasuries and help protect principal.

Given the Fund's conservative orientation of principal protection, the Fund does not use aggressive strategies. Longer-maturity bonds, mortgage-backed securities or strategies such as leverage might enhance return but with a significant increase in risk. For these same reasons, we did not actively trade the portfolio. In addition to increasing trading costs, the Fund could incur significant losses in response to interest rate movements.

Equity Positioning

The Fund invests a minor portion of its portfolio in high quality dividend-paying common stocks of well-established companies with long-term growth potential. These stocks provided the potential for capital appreciation and more attractive income in comparison to intermediate-term bonds. These equity holdings did not significantly increase price risk to the Fund; in fact, the equity holdings often reduce the impact of volatile bond prices. As a result, the Fund experienced unusually low price volatility as evidenced by its one-year beta2 of 0.11 versus the S&P 500 Index3.

During the year, we maintained approximated 12% of the portfolio in common stocks. These holdings, with a current weighted average dividend yield of approximately 3.9%, provide significant value to the Fund. Equity holding include PPL Energy and Southern Co., with yields of 4.8% and 4.1%, respectively.

The Fund also maintained approximately 5% in preferred stocks of strong financial companies with stable dividends. European sovereign debt issues had an outsized impact on these holdings. Investors

2  "Beta" measures volatility relative to the stock market or an alternative benchmark. A beta less than 1.0 indicates lower risk than the market or the benchmark and a beta greater than 1.0 indicates higher risk than the market or the benchmark.

3  The Standard & Poor's 500 Index is an unmanaged, market capitalization weighted index which measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. Index returns assume the reinvestment of dividends, but, unlike the Fund's returns, do not reflect the effects of management fees or expenses. It is not possible to invest directly in the Index.

sold these positions fearing that the banks' losses on sovereign debt holdings mighty create liquidity crises for these companies. Our analysis suggested that these institutions, and their preferred dividend yields, would endure. We determined that the risk-reward balance favored waiting out the debt crisis.

Looking Ahead

Given global uncertainties, modest inflation, and expectations for moderate economic growth, we expect that the low interest rate environment may continue for an extended period. U.S. bonds have served as a "safe haven" investment during recent global events; this status should ebb and flow over time. To foster economic growth and employment, the Federal Reserve has committed to holding the federal funds rate at 0% to 0.25% through 2014. By keeping U.S. government bond rates near zero, the Fed hopes to stimulate growth by encouraging investors to take more risk in other investments with better growth potential.

Fed policy, however, has less influence on intermediate and longer-term interest rates. For these bonds, interest rates reflect investor demand; they respond to global economic conditions, currency values and competing investments. For example, U.S. Treasuries could be quickly sold if investors see better opportunities when European financial conditions improve or if strong economic growth resumes in China or Brazil. Furthermore, if investors become more confident in the U.S. economy, they move away from government securities to seek higher returns in other investments such as equities. When the market demand for U.S. government securities decreases, interest rates can rise just as quickly as they have declined. Many may speculate on the catalyst that will prompt investors to flee the safe haven of U.S. government securities; yet the successful investor will quickly adapt as the outlook for global, political and economic conditions change.

In light of current market uncertainties, the Fund will maintain its conservative strategy to concentrate in short to intermediate-term callable agency bonds. This strategy manages risk while providing the flexibility for timely responses to interest rate changes. We also expect to maintain the Fund's holdings in high quality equities to help minimize volatility while providing income and the potential for capital appreciation.

Pacific Advisors

  Government Securities Fund continued

Pacific Advisors

  Government Securities Fund

Portfolio Holdings as of 12/31/11 (Based on Total Investments)

1.	U.S. Government Agencies	81.68%
2.	Equities	12.55%
3.	Preferred Stock	5.31%
4.	Cash and Cash Equivalents	0.46%

Change in Value of $10,000 Investment1

This chart compares the growth of a $10,000 investment in Class A shares of the Government Securities Fund for the period January 1, 2002 through December 31, 2011 with the same investment in the Barclays Capital U.S. Intermediate Treasury Bond Index2.

Average Annual Compounded Return as of December 31, 2011

	Class A	Class C
One Year	– 4.80%	– 1.66%
Five Year	0.50%	0.76%
Ten Year	0.75%	0.50%

Past performance does not guarantee future results. Performance quoted represents past performance. Current performance may be higher or lower than the performance data quoted. Returns include reinvested dividends and capital gains. Returns for Class A shares reflect a maximum front-end sales charge of 4.75%; and returns for Class C shares reflect the deduction of a contingent deferred sales charge of 1% on shares sold within the first year of purchase. Returns do not take into account individual taxes which may reduce actual returns when shares are sold. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Call (800) 989-6693 for the most recent month-end performance.

1  Fund results are shown for Class A shares and reflect deduction of the maximum front-end sales charge of 4.75% on the $10,000 investment for a net amount invested of $9,525. At the end of the same period, a $10,000 investment in Class C shares would have been valued at $10,450, and no contingent deferred sales charges would apply. Performance of the share classes will vary based on the difference in charges and expenses. The inception date is 02/08/93 for Class A shares and 04/01/98 for Class C shares. It is not possible to invest directly in the Index. Unlike the Fund's results, the results for the Index do not reflect sales charges, fees or expenses.

2  The Barclays Capital U.S. Intermediate Treasury Bond Index is an unmanaged index of U.S. government securities with one to ten years to maturity.

Expense Examples

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2011 through December 31, 2011.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 4.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within 30 days of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments; (d) loans from a qualified plan account; and (e) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which in not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 4.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within 30 days of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments; (d) loans from a qualified plan account; and (e) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 07/01/11	Ending Account Value 12/31/11	Expense Paid During Period 07/01/11 – 12/31/11
Government Securities Fund Class A
Actual	$1,000.00	$993.50	$12.16
Hypothetical (5% return before expense)	$1,000.00	$1,013.01	$12.28
Government Securities Fund Class C
Actual	$1,000.00	$990.10	$15.85
Hypothetical (5% return before expense)	$1,000.00	$1,009.28	$16.00

3  Expenses are equal to the Fund's annualized expense ratio, net of expense waivers, of 2.42% for Class A shares and 3.16% for Class C shares, multiplied by the average account value over the period, multiplied by 184/365 days to reflect the one-half year period.

Pacific Advisors

  Income and Equity Fund

Fund Objective:  Current income and, secondarily, long-term capital appreciation.

Investment  Invests primarily in investment grade U.S. corporate bonds and in dividend-paying
Strategy:  stocks.

Investor Profile:  Conservative. Some current income required; capital preservation aim.

TOTAL RETURNS		EXPENSE RATIOS
For the year ended December 31, 2011		For the fiscal year ended December 31, 2010
			Net Expense Ratio	Expense Ratio
Class A	2.24%	Class A	2.34%	3.09%
Class C	1.54%	Class C	3.07%	3.82%
Barclays Capital U.S. Int Corp Bond Index[1]	5.52%
S&P 500 Index[2]	2.11%

Please see the Financial Highlights in this report for expense ratios for the fiscal year ended December 31, 2011.

Performance quoted is past performance which does not guarantee future results. Current performance may be higher or lower than the performance quoted. Call (800) 989-6693 for performance current to the most recent month-end. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value. Returns do not take into account the maximum 4.75% sales charge on Class A shares or the 1% Contingent Deferred Sales Charge (CDSC) for Class C shares sold within one year of purchase. Returns would be lower if the applicable sales charge and CDSC were included. Returns do not take into account individual taxes which may reduce actual returns when shares are sold.

The Fund's investment adviser is waiving a portion of its management fees pursuant to an Expense Limitation Agreement. The waiver may be discontinued at any time with ninety days written notice in consultation with the Fund's board, but is expected to continue at current levels. Please see the Notes to Financial Statements in this report for details. Performance shown reflects the waiver, without which the results would have been lower.

Discussion with Portfolio Managers  February 22, 2012

Charles Suh, CFA
Jingjing Yan, CFA

Please see the Chairman's Letter at the beginning of this Report for a detailed market and economic review as well as the Manager's general market outlook.

Fund Performance

Throughout 2011, the Fund was challenged to find risk-appropriate opportunities amid persistent interest rate and equity market volatility. For the year, Class A shares of the Fund returned 2.24%. The Fund outperformed the S&P 500 Index with significantly less risk as reflected in its one-year beta3 of 0.36.

Further, we believe the Fund's average annual three-year performance, given the numerous challenges during these years, validates its strategy. At year-end, Class A shares of the Fund returned 8.03% while

1  The Barclays Capital U.S. Intermediate Corporate Bond Index is an unmanaged index of publicly issued investment grade U.S. corporate bonds with one to ten years to maturity. It is not possible to invest directly in the Index.

2  The Standard & Poor's 500 Index is an unmanaged, market capitalization weighted index which measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. Index returns assume the reinvestment of dividends, but, unlike the Fund's returns, do not reflect the effects of management fees or expenses. It is not possible to invest directly in the Index.

3   "Beta" measures volatility relative to the stock market or an alternative benchmark. A beta less than 1.0 indicates lower risk than the market or the benchmark and a beta greater than 1.0 indicates higher risk than the market or the benchmark.

taking less than a third of the risk of the S&P 500 Index. The Fund's low risk is evidenced by its average three-year beta of 0.29 versus the Index.

In search of safety amid global uncertainties, investors have largely favored government securities and high quality corporate bonds over equities. As a result, interest rates for corporate bonds have remained at historical lows in comparison to government securities. In other words, investors receive little reward for the additional risk of owning a corporate bond over a government security. High quality corporate bonds with attractive yields have been in particularly short supply.

Throughout, the Fund has adapted to this environment by focusing on risk-appropriate opportunities in the fixed income and equity markets. To protect principal, the Fund's fixed income holdings favored intermediate-term (approximately three to five years) bonds. Additionally, the Fund has maintained a higher-than-normal equity allocation. Superior, well-established companies with meaningful dividend rates have generally provided better income and capital appreciation potential than high quality corporate bonds.

Fund Strategy

We actively manage the Fund's fixed income and equity allocations to capture the best opportunities for income and growth. We adjust the exposure to equities based on economic conditions; we raise the equity exposure when a positive climate creates the potential for good capital appreciation and dividend income.

In the latter half of 2011, interest rates remained volatile amid increasing global and domestic economic uncertainty. The markets faced numerous challenges including the European sovereign debt crises, slowing economic growth in China as well as political and social unrest in the Middle East and North Africa. Disappointing domestic data related to unemployment, housing and rising inflation also challenged the market. Heightened investor uncertainty increased the demand for high quality fixed income securities. Reflecting this "flight to safety," the interest rate on the benchmark 10-year Treasury Note remained near 2% and ended the year at 1.89%.

Given the low interest rate environment, the Fund's fixed income holdings remained concentrated in high quality intermediate-term bonds. We maintained the Fund's higher equity allocation near 44% to capture opportunities for capital appreciation and dividend income without substantially increasing risk. In the low interest rate environment, dividend income played a key role in contributing to the Fund's total return. Indeed, at year-end, the Fund's average dividend rate was 3.91%; over 70% of the equity holdings were paying a dividend in excess of 3%.

Fixed Income Strategy

Opportunities to invest in high quality corporate bonds remained limited in the last half of the year. The demand for investment grade fixed income securities rose as investors sought safety from the volatility engulfing interest rates and the equity markets. Furthermore, and given the limited availability of lower risk investment alternatives, corporate bondholders became less likely to sell their investment grade securities. As a result, corporate bonds became more expensive and, therefore, offered little interest income.

Given its conservative orientation, the Fund's fixed income strategy focused on protecting principal. While maintaining our concentration in intermediate-term investment grade corporate bonds, we actively managed the portfolio for an average maturity of approximately 3 years. Moreover, the Fund does not utilize speculative or aggressive investments (e.g., derivatives, leverage or high-yield "junk" bonds) to enhance yield; we believe that these strategies would exceed the Fund's risk parameters.

We continued to search for high quality corporate bonds that were temporarily undervalued by the market. Additionally, we sought attractive opportunities in investment grade corporate bonds with variable interest rates linked to major indices such as the Consumer Price Index (CPI) or LIBOR. These bonds offered price stability and higher income than fixed rate bonds issued by the same company. For example, this included CPI-linked bonds from HSBC and Prudential Financial each with a current yield of approximately 5%.

Pacific Advisors

  Income and Equity Fund continued

Equity Strategy

Equity holdings continued to play an important role given the challenges facing fixed income securities. The equity portfolio supported the Fund's total return by providing dividend income as well as the potential for capital appreciation. We remained focused on large, high quality, well-established companies in a variety of industries and sectors.

During the last half of the year, we continued to focus on blue chip companies that paid significant dividends. Holdings with dividend yields over 4% included Duke Energy, Pitney Bowes, Public Service Enterprise Group, Pfizer and AT&T. We supplemented these core holdings with companies that we identified for price appreciation as the economic recovery restored demand in their industries. In addition to the opportunity for good growth potential, firms such as Mattel, Home Depot and Genuine Parts Company also pay meaningful dividends in the range of 2.5% to 3.0%.

Looking Ahead

We anticipate that the recent interest rate volatility will continue as investors work through global and domestic economic uncertainty. Variables which may impact interest rates include Federal Reserve policies and legislative agendas; the European sovereign debt crises and other geopolitical events; inflationary pressures; and election-year politics. We diligently monitor the interest rate environment to implement timely and appropriate adjustments to the Fund's fixed income portfolio.

Historically, low interest rates have resulted in a flight to safety as investors reacted to global, political and economic events. Fixed income securities are an important asset allocation for many investors; the low rate of return should be viewed as a temporary situation that reflects investor uncertainty. When market conditions show improvement, investors will begin a gradual move to equity markets in search of a greater return on their investments.

To protect the Fund's shareholders from undue risk due to interest rate uncertainty, we are prudently maintaining a shorter-maturity fixed income strategy. The Fund will continue its relatively high allocation to quality, dividend-paying stocks that will contribute to total return. We expect that opportunities in the equity market will increase as investors become more confident in the economic prognosis.

Portfolio Holdings as of 12/31/11 (Based on Total Investments)

1.	Corporate Bonds	47.58%
	Equities	44.64%
2.	Consumer Discretionary	7.39%
3.	Consumer Staples	7.33%
4.	Industrials	6.46%
5.	Health Care	5.88%
6.	Utilities	5.49%
7.	Telecommunication Services	4.57%
8.	Information Technology	4.32%
9.	Others	3.20%
10.	Preferred Stock	6.46%
11.	Cash and Cash Equivalents	1.32%

Change in Value of $10,000 Investment1

This chart compares the growth of a $10,000 investment in Class A shares of the Income and Equity Fund for the period January 1, 2002 through December 31, 2011 with the same investment in the S&P 500 Index2 and the Barclays Capital U.S. Intermediate Corporate Bond Index3.

Average Annual Compounded Returns as of December 31, 2011

	Class A	Class C
One Year	– 2.60%	0.54%
Five Year	0.28%	0.51%
Ten Year	1.76%	1.50%

Past performance does not guarantee future results. Performance quoted represents past performance. Current performance may be higher or lower than the performance data quoted. Returns include reinvested dividends and capital gains. Returns for Class A shares reflect a maximum front-end sales charge of 4.75%; and returns for Class C shares reflect the deduction of a contingent deferred sales charge of 1% on shares sold within the first year of purchase. Returns do not take into account individual taxes which may reduce actual returns when shares are sold. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Call (800) 989-6693 for the most recent month-end performance.

1  Fund results are shown for Class A shares and reflect deduction of the maximum front-end sales charge of 4.75% on the $10,000 investment for a net amount invested of $9,525. At the end of the same period, a $10,000 investment in Class C shares would have been valued at $11,636, and no contingent deferred sales charges would apply. Performance of the share classes will vary based on the difference in charges and expenses. The inception date is 02/08/93 for Class A shares and 04/01/98 for Class C shares. It is not possible to invest directly in either Index. Index results assume reinvestment of dividends, but, unlike the Fund's results, do not reflect sales charges, fees or expenses.

2  The Standard & Poor's 500 Index is an unmanaged, market capitalization weighted index which measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy.

3  The Barclays Capital U.S. Intermediate Corporate Bond Index is an unmanaged index of publicly issued investment grade U.S. corporate bonds with one to ten years to maturity.

Pacific Advisors

  Income and Equity Fund continued

Expense Examples

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2011 through December 31, 2011.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 4.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within 30 days of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments; (d) loans from a qualified plan account; and (e) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which in not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 4.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within 30 days of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments; (d) loans from a qualified plan account; and (e) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 07/01/11	Ending Account Value 12/31/11	Expense Paid During Period 07/01/11 – 12/31/11
Income & Equity Fund Class A
Actual	$1,000.00	$988.40	$12.98
Hypothetical (5% return before expense)	$1,000.00	$1,012.15	$13.14
Income & Equity Fund Class C
Actual	$1,000.00	$984.90	$16.66
Hypothetical (5% return before expense)	$1,000.00	$1,008.42	$16.86

4  Expenses are equal to the Fund's annualized expense ratio, net of expense waivers, of 2.59% for Class A shares and 3.33% for Class C shares, multiplied by the average account value over the period, multiplied by 184/365 days to reflect the one-half year period.

Pacific Advisors

  Balanced Fund

Fund Objective:  Long-term capital appreciation and income consistent with reduced risk.

Investment  Invests primarily in large cap common stocks and investment grade
Strategy:  U.S. corporate bonds. Invests at least 25% of its assets in fixed income securities and preferred stocks and at least 25% in equities.

Investor Profile:  Moderately conservative. Seeks combination of long-term growth, income, liquidity and reduced risk of price fluctuations.

TOTAL RETURNS		EXPENSE RATIOS
For the year ended December 31, 2011		For the fiscal year ended December 31, 2010
Class A	– 1.14%	Class A	2.77%
Class C	– 1.86%	Class C	3.50%
S&P 500 Index[1]	2.11%
Barclays Capital U.S. Int Corp Bond Index[2]	5.52%

Please see the Financial Highlights in this report for expense ratios for the fiscal year ended December 31, 2011.

Performance quoted is past performance which does not guarantee future results. Current performance may be higher or lower than the performance quoted. Call (800) 989-6693 for performance current to the most recent month-end. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value. Returns do not take into account the maximum 5.75% sales charge on Class A shares or the 1% Contingent Deferred Sales Charge (CDSC) for Class C shares sold within one year of purchase. Returns would be lower if the applicable sales charge and CDSC were included. Returns do not take into account individual taxes which may reduce actual returns when shares are sold.

Discussion with Portfolio Managers  February 22, 2012

Samuel C. Coquillard
Charles Suh, CFA
Jingjing Yan, CFA

Please see the Chairman's Letter at the beginning of this Report for a detailed market and economic review as well as the Manager's general market outlook.

Fund Performance

The Fund is designed to enable conservative investors to participate in the equity markets with limited risk. We actively select equity holdings in well-established companies with attractive dividends; fixed income holdings are focused on short-to-intermediate-term investment grade corporate bonds and select preferred stocks. The overall allocations are based on our general economic outlook and identification of risk-appropriate investments. We believe this approach enables the Fund to take advantage of growth opportunities while minimizing its price volatility.

During 2011, the Fund's performance trailed its benchmarks. The escalating European sovereign debt crises triggered a selloff in equities; in particular, financial stocks and companies in economically sensitive sectors, such as Energy and Industrials, suffered. Fund holdings in these areas were impacted. Consumer Staples and Health Care holdings also pulled back, though not as severely. Market volatility increased

1  The Standard & Poor's 500 Index is an unmanaged, market capitalization weighted index which measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. Index returns assume the reinvestment of dividends, but, unlike the Fund's returns, do not reflect the effects of management fees or expenses. It is not possible to invest directly in the Index.

2  The Barclays Capital U.S. Intermediate Corporate Bond Index is an unmanaged index of publicly issued investment grade U.S. corporate bonds with one to ten years to maturity. It is not possible to invest directly in the Index.

Pacific Advisors

  Balanced Fund continued

during the period; however, the Fund's fixed income securities and high yielding stocks helped lower the portfolio's volatility in relation to the market. For the year, the Fund's beta3 of just 0.74 compared favorably to the S&P 500 Index.

Fund Strategy

We actively manage the allocation between equity and fixed income investments to seek the best opportunities for total return. The Fund's equity allocation remained at approximately 73% throughout the year. Equity investments were concentrated primarily in high quality, dividend-paying companies with attractive long-term growth prospects. During 2011, we maintained an equity strategy of owning defensive and cyclical holdings. Typically, defensive investments generate stable revenue, pay attractive dividends, and experience relatively low price volatility. Cyclical investments generally offer better opportunities for growth; but typically, they are also more sensitive to economic developments and market volatility.

In response to persistently low yields and heightened interest rate volatility, the Fund's fixed income investments remained concentrated in shorter-term bonds during 2011. These securities offered lower returns but provided greater principal protection during periods of market turbulence. We anticipate maintaining this posture for the near-to-medium term, until signs of a change in the interest rate environment emerge. These may arise from a strengthening economy, rising inflation, or increased demand for investments with better return potential, such as equities.

Equity Strategy

Consistent with the Fund's long-term, value-oriented strategy, holdings are concentrated in high quality companies with dominant market positions, strong management teams, and exceptional opportunities for growth. The Fund seeks to provide reliable income and stability along with the opportunity for attractive long-term capital appreciation. At the end of the year, the Fund's weighted average dividend yield was 2.56%; this compared favorably to the 1.89% yield on the benchmark 10-year Treasury Note.

In response to economic concerns during the second half of the year, many investors gravitated toward stable investments. High dividend-yielding stocks, particularly pharmaceutical companies, performed well. McDonald's enjoyed strong gains as investors recognized its stable earnings and international growth opportunities. The company also enjoyed remarkable success from fine-tuning its menu to meet customer demand. Similarly, Wal-Mart gained traction as it improved merchandising in its U.S. stores while executing an aggressive international growth strategy. CVS Caremark's impressive results validated its strategy to join its retail operation with its administration of prescription drug programs. The combined operation provides an opportunity to reduce costs for its customers while maintaining high levels of service. Meanwhile, pharmaceutical giants Merck, Abbott Laboratories, and Pfizer gained favor as investors sought stocks with high dividends and reduced volatility. These modestly priced companies, which generate abundant cash and pay attractive dividends, were well suited to skittish investors.

Shares of JPMorgan Chase fell as investors worried about fallout from the European financial crises; nevertheless, we believe the well-capitalized bank will withstand these events and benefit from the domestic recovery. Halliburton declined due to concerns about slowing global economic activity; yet, with the price of oil remaining near $100 per barrel, we anticipate that the company will benefit from continued significant investment in energy exploration and production. And, Caterpillar pulled back owing to fears of a slowdown in China. The stock may experience short-term volatility, but we believe the longer-term outlook for mining and infrastructure spending in China and other emerging nations continues to present meaningful opportunities for the company.

During the second half of the year, the Fund added three positions. Archer Daniels Midland, one of the world's largest agricultural processors, should profit as emerging economies expand. The company's leading farming and grain processing technology will likely become increasingly important as living

3   "Beta" measures volatility relative to the stock market or an alternative benchmark. A beta less than 1.0 indicates lower risk than the market or the benchmark and a beta greater than 1.0 indicates higher risk than the market or the benchmark.

standards improve. Cummins, a global leader in engine technology, should profit from growing demand in commercial trucking, agriculture, mining, and energy. Google enjoys a dominant market share in internet search advertising and, increasingly, in mobile phone operating systems. Also, the company holds $45 billion in cash and marketable securities which could be used for acquisitions or for other growth opportunities.

Our outlook for portfolio companies remains upbeat. We point to steady, sustainable gains in the U.S. economy including improving employment trends and signs of an emerging recovery in the housing market. Globally, developing economies represent significant growth opportunities for leading businesses, especially in the Energy, Industrials and Technology sectors. Europe is unlikely to resume meaningful growth in 2012; nevertheless, progress in the sovereign debt crises could provide a meaningful catalyst for the equity markets.

Fixed Income Strategy

The Fund's fixed income portfolio is actively managed to provide current income and the potential for capital appreciation. During the second half of 2011, the European sovereign debt crises increased demand for fixed income securities. As an example of the demand-driven popularity for bonds, the yield on the 10-year Note fell from over 3% in July to 1.89% by year-end. As yields fell, bond prices rose; investors who held long-term bonds participated in the price appreciation. However, with interest rates at historical lows, we continue to believe that interest rates are more likely to increase than decrease. Therefore, the risk of losing principal as bonds, particularly long-term bonds, decline in price outweighs the potential benefits. Notwithstanding the Federal Reserve's commitment to a low interest rate environment for an extended period of time, we believe market forces may ultimately drive rates higher.

Preferred stock holdings were largely concentrated in the Financials sector; European events had an outsized impact on these positions. Our analysis of these holdings suggested that these institutions, and their preferred dividend yields, would endure. With yields exceeding 10% at the height of the crisis, we determined that the risk-reward balance favored waiting out the crisis.

Our outlook for 2012 is, in many respects, a repeat of 2011: interest rates are likely to remain at historical lows while ongoing debt issues in Europe will continue to keep yields low. We believe a conservative approach of maintaining fixed income investments in short and medium-term maturities remains appropriate; potential price declines on longer-term bonds that would result from rising interest rates outweigh gains from owning these bonds. Even a minor rise in interest rates can result in a substantial loss of principal on longer-term fixed income securities. Several factors could contribute to rising interest rates including continued progress in Europe's debt crises; strong equity market performance; increased corporate spending; and rising inflation.

Looking Ahead

Strengthening conditions at home and continued growth of emerging economies, including China, India and Brazil, paint an encouraging picture. Leading companies, especially those in the Energy, Industrial and Technology sectors, are well positioned to benefit from these trends. European headwinds will likely remain; yet, we believe risks to the global economy are balanced by opportunities in other areas of the world. And, interest rates may, despite Fed policy, increase due to market forces. If the equity markets continue to improve, they should attract investors who have been content to hold Treasuries. The bond exodus would drive prices lower and rates higher. Based on this outlook, Fund holdings will favor equities and shorter-term fixed income securities.

Pacific Advisors

  Balanced Fund continued

Portfolio Holdings as of 12/31/11 (Based on Total Investments)

	Equities	72.82%
1.	Industrials	16.97%
2.	Consumer Staples	14.37%
3.	Information Technology	12.73%
4.	Health Care	8.71%
5.	Energy	7.44%
6.	Financials	6.22%
7.	Consumer Discretionary	3.63%
8.	Materials	2.75%
9.	Corporate Bonds	24.22%
10.	Preferred Stock	2.96%

Change in Value of $10,000 Investment1

This chart compares the growth of a $10,000 investment in Class A shares of the Balanced Fund for the period January 1, 2002 through December 31, 2011 with the same investment in the S&P 500 Index2 and the Barclays Capital U.S. Intermediate Corporate Bond Index3.

Average Annual Compounded Returns as of December 31, 2011

	Class A	Class C
One Year	– 6.84%	– 2.84%
Five Year	– 1.98%	– 1.57%
Ten Year	2.14%	1.97%

Past performance does not guarantee future results. Performance quoted represents past performance. Current performance may be higher or lower than the performance data quoted. Returns include reinvested dividends and capital gains. Returns for Class A shares reflect a maximum front-end sales charge of 5.75%; and returns for Class C shares reflect the deduction of a contingent deferred sales charge of 1% on shares sold within the first year of purchase. Returns do not take into account individual taxes which may reduce actual returns when shares are sold. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Call (800) 989-6693 for the most recent month-end performance.

1  Fund results are shown for Class A shares and reflect deduction of the maximum front-end sales charge of 5.75% on the $10,000 investment for a net amount invested of $9,425. At the end of the same period, a $10,000 investment in Class C shares would have been valued at $11,738, and no contingent deferred sales charges would apply. Performance of the share classes will vary based on the difference in charges and expenses. The inception date is 02/08/93 for Class A shares and 04/01/98 for Class C shares. It is not possible to invest directly in either Index. Index results assume reinvestment of dividends, but, unlike the Fund's results, do not reflect sales charges, fees or expenses.

2  The Standard & Poor's 500 Index is an unmanaged, market capitalization weighted index which measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy.

3  The Barclays Capital U.S. Intermediate Corporate Bond Index is an unmanaged index of publicly issued investment grade U.S. corporate bonds with one to ten years to maturity.

Expense Examples

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2011 through December 31, 2011.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within 180 days of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments; (d) loans from a qualified plan account, and (e) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which in not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within 180 days of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments; (d) loans from a qualified plan account, and (e) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 07/01/11	Ending Account Value 12/31/11	Expense Paid During Period 07/01/11 – 12/31/11
Balanced Fund Class A
Actual	$1,000.00	$943.20	$15.33
Hypothetical (5% return before expense)	$1,000.00	$1,009.43	$15.85
Balanced Fund Class C
Actual	$1,000.00	$940.00	$18.73
Hypothetical (5% return before expense)	$1,000.00	$1,005.90	$19.36

4  Expenses are equal to the Fund's annualized expense ratio of 3.13% for Class A shares and 3.83% for Class C shares, multiplied by the average account value over the period, multiplied by 184/365 days to reflect the one-half year period.

Pacific Advisors

  Large Cap Value Fund

Fund Objective:  Long-term capital appreciation.

Investment  Invests at least 80% of its assets in large cap companies that are, at the time of
Strategy:  purchase, within the market cap range of companies in the S&P 500 Index1.

Investor Profile:  Conservative equity. Growth-oriented with a long-term investment horizon.

TOTAL RETURNS		EXPENSE RATIOS
For the year ended December 31, 2011		For the fiscal year ended December 31, 2010
			Net Expense Ratio	Expense Ratio
Class A	3.56%	Class A	3.64%	5.82%
Class C	2.71%	Class C	4.37%	6.57%
S&P 500 Index	2.11%

Please see the Financial Highlights in this report for expense ratios for the fiscal year ended December 31, 2011.

Performance quoted is past performance which does not guarantee future results. Current performance may be higher or lower than the performance quoted. Call (800) 989-6693 for performance current to the most recent month-end. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value. Returns and rankings do not take into account the maximum 5.75% sales charge on Class A shares or the 1% Contingent Deferred Sales Charge (CDSC) for Class C shares sold within one year of purchase. Returns would be lower if the applicable sales charge and CDSC were included. Returns do not take into account individual taxes which may reduce actual returns when shares are sold.

The Fund's investment adviser is waiving a portion of its management fees pursuant to an Expense Limitation Agreement. The waiver may be discontinued at any time with ninety days written notice in consultation with the Fund's board, but is expected to continue at current levels. Please see the Notes to Financial Statements in this report for details. Performance shown reflects the waiver, without which the results would have been lower.

Discussion with Portfolio Manager  February 22, 2012

Samuel C. Coquillard

Please see the Chairman's Letter at the beginning of this Report for a detailed market and economic review as well as the Manager's general market outlook.

Pacific Advisors Large Cap Value Fund (A)
Lipper Large Cap Core Category Rank as of 12/31/11 based on total return
1 Year	160 out of 1,014 funds
5 Year	245 out of 796 funds
10 Year	186 out of 485 funds

Fund Performance

For the year, Class A shares returned 3.56% and finished in the top 16% of the Lipper large cap core category. Additionally, the Fund outperformed its benchmark with lower volatility as evidenced by the Fund's average beta2 of 0.85 versus the S&P 500 Index. These results, given the extreme market volatility in 2011, highlight the effectiveness of the Fund's conservative investment approach.

1  The Standard & Poor's 500 Index is an unmanaged, market capitalization weighted index which measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. Index returns assume the reinvestment of dividends, but, unlike the Fund's returns, do not reflect the effects of management fees or expenses. It is not possible to invest directly in the Index.

2   "Beta" measures volatility relative to the stock market or an alternative benchmark. A beta less than 1.0 indicates lower risk than the market or the benchmark and a beta greater than 1.0 indicates higher risk than the market or the benchmark.

The Fund focuses on leading blue-chip stocks with long-term capital appreciation potential and reduced price volatility. Holdings concentrate in 35 to 50 mega-cap companies with superior franchises, strong financial positions, track records of steady growth and attractive dividend yields. In the last half of the year, the Fund benefitted from notable gains in holdings including Wal-Mart, McDonald's, Procter & Gamble, IBM, Coca-Cola, and Microsoft.

Fund Strategy

With its emphasis on minimizing volatility, the Fund may grow at a slower rate in rising markets while providing better downside protection in falling markets. The market's extreme volatility in 2011 highlighted these tendencies. During the market rally in the first quarter, Fund performance lagged as investors moved away from defensive large cap stocks toward more aggressive investments. During this period, we took advantage of opportunities to add to select positions at discounted prices. When the market pulled back in the second quarter, investors sought the stability and strength of larger, well-known firms; this change in investor sentiment resulted in stronger performance for the Fund. The trend continued in the third quarter as concerns of a global economic slowdown and the escalating European debt crises heightened market volatility. We used periods of market volatility to increase our holdings in select positions including MasterCard, Cisco Systems and MetLife.

During the fourth quarter, as investors began to regain confidence in the economic recovery, the Fund benefitted from price appreciation in several sectors of the market. In particular, Consumer Staples, Industrials, Information Technology and Consumer Discretionary holdings rebounded significantly. Among the companies that contributed to performance in the last half of the year were:

•  MasterCard, which benefitted from a strong, recognizable brand, its superior financial condition and consistent, robust cash flows. The stock appreciated nearly 24% in the last half of the year. As the second leading firm in worldwide credit and debit card transaction processing, MasterCard stands to profit as the global economy increasingly becomes more dependent on cashless transactions.

•  Intel, which already dominates the core PC market, recently turned its considerable technical and financial talents towards becoming a more significant player in the tablet market. The firm's stock price rose over 9% in the second half of 2011; the company also pays an attractive dividend of 3.46%. And, its balance sheet boasts significant cash.

•  Cisco Systems; its share price jumped almost 16% in the final six months of the year. Management has reduced costs and refocused the company's core data networking product line. We believe that, given the growth in its core business, its leadership position in the data networking and equipment industry, and its considerable cash reserves, the market has yet to fully recognize the value of this superior company.

Furthermore, many Fund holdings provide high dividend rates to support total return. Holdings with dividend rates over 3.5% include General Electric, Sysco, HJ Heinz Company and Clorox. Companies paying dividends in excess of 3% include Abbott Laboratories, Kraft, Johnson & Johnson, Microsoft, Northrop Grumman, and Procter & Gamble.

Looking Ahead

Leading large cap stocks continue to offer compelling prospects for long-term growth with lower volatility. As global market conditions change, multinational companies benefit from the flexibility to focus on the strongest areas of the global market. Additionally, larger companies often add value by strengthening their financial position, increasing dividends, or buying back stock.

We continue to see good long-term prospects for Fund holdings including:

•  General Electric which has used its investments in the financial and industrial arenas to generate significant cash flow and fortify its balance sheet. The firm is nicely positioned to grow its business and enhance shareholder value by buying back shares and increasing its dividend.

Pacific Advisors

  Large Cap Value Fund continued

•  MetLife, a long-term position which we recently increased. The company, which currently operates under a bank charter, will complete stress tests mandated by the Federal Reserve in 2012. Later this year, the company expects to exit the banking business to solidify its position as a global leader in the insurance industry. We believe that MetLife, as it emerges from this federal oversight and refocuses on its core business, will be able to unlock more value for shareholders.

•  Abbott Laboratories, a diversified health care company which markets pharmaceuticals, medical devices, diagnostic equipment and nutritional health care products. We added this position to the Fund in mid-2011. At that time, we identified the company, with its bevy of excellent brands and businesses, as undervalued relative to its peers. We believe that the company, with its diverse revenue streams, offers long-term growth potential in addition to its attractive dividend yield of over 3%

We expect market volatility will continue during 2012 in response to geopolitical and economic uncertainty. High quality large cap stocks continue to provide compelling long-term growth potential and attractive dividend yields. We anticipate that periods of volatility will continue to create good investment opportunities for the Fund.

Portfolio Holdings as of 12/31/11 (Based on Total Investments)

	Equities	100.00%
1.	Consumer Staples	23.97%
2.	Information Technology	23.77%
3.	Industrials	15.43%
4.	Consumer Discretionary	14.79%
5.	Financials	9.73%
6.	Health Care	7.87%
7.	Energy	4.44%

Change in Value of $10,000 Investment1

This chart compares the growth of a $10,000 investment in Class A shares of the Large Cap Value Fund for the period January 1, 2002 through December 31, 2011 with the same investment in the S&P 500 Index2.

Average Annual Compounded Returns as of December 31, 2011

	Class A	Class C
One Year	– 2.41%	1.71%
Five Year	– 0.98%	– 0.59%
Ten Year	2.20%	1.93%

Past performance does not guarantee future results. Performance quoted represents past performance. Current performance may be higher or lower than the performance data quoted. Returns include reinvested dividends and capital gains. Returns for Class A shares reflect a maximum front-end sales charge of 5.75%; and returns for Class C shares reflect the deduction of a contingent deferred sales charge of 1% on shares sold within the first year of purchase. Returns do not take into account individual taxes which may reduce actual returns when shares are sold. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Call (800) 989-6693 for the most recent month-end performance.

1  Fund results are shown for Class A shares and reflect deduction of the maximum front-end sales charge of 5.75% on the $10,000 investment for a net amount invested of $9,425. At the end of the same period, a $10,000 investment in Class C shares would have been valued at $8,371, and no contingent deferred sales charges would apply. Performance of the share classes will vary based on the difference in charges and expenses. The inception date for Class A shares and Class C shares is 05/01/99. It is not possible to invest directly in either Index. Index results assume reinvestment of dividends, but, unlike the Fund's results, do not reflect sales charges, fees or expenses.

2  The Standard & Poor's 500 Index is an unmanaged, market capitalization weighted index which measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy.

Pacific Advisors

  Large Cap Value Fund continued

Expense Examples

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2011 through December 31, 2011.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within 180 days of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments; (d) loans from a qualified plan account, and (e) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which in not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within 180 days of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments; (d) loans from a qualified plan account, and (e) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 07/01/11	Ending Account Value 12/31/11	Expense Paid During Period 07/01/11 – 12/31/11
Large Cap Value Fund Class A
Actual	$1,000.00	$1,003.20	$15.40
Hypothetical (5% return before expense)	$1,000.00	$1,009.83	$15.45
Large Cap Value Fund Class C
Actual	$1,000.00	$998.80	$19.60
Hypothetical (5% return before expense)	$1,000.00	$1,005.60	$19.66

5  Expenses are equal to the Fund's annualized expense ratio, net of expense waivers, of 3.05% for Class A shares and 3.89% for Class C shares, multiplied by the average account value over the period, multiplied by 184/365 days to reflect the one-half year period.

Pacific Advisors

  Mid Cap Value Fund

Fund Objective:  Long-term capital appreciation.

Investment  Invests at least 80% of its assets in mid-cap companies that are, at the time of
Strategy:  purchase, within the market cap range of companies in the Russell Midcap Index®1.

Investor Profile:  Moderately aggressive. Growth-oriented with a long-term investment horizon.

TOTAL RETURNS		EXPENSE RATIOS
For the year ended December 31, 2011		For the fiscal year ended December 31, 2010
Class A	– 5.96%	Class A	4.35%
Class C	– 6.72%	Class C	4.88%
Russell Midcap Index®	– 1.55%

Please see the Financial Highlights in this report for expense ratios for the fiscal year ended December 31, 2011.

Performance quoted is past performance which does not guarantee future results. Current performance may be higher or lower than the performance quoted. Call (800) 989-6693 for performance current to the most recent month-end. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value. Returns do not take into account the maximum 5.75% sales charge on Class A shares or the 1% Contingent Deferred Sales Charge (CDSC) for Class C shares sold within one year of purchase. Returns would be lower if the applicable sales charge and CDSC were included. Returns do not take into account individual taxes which may reduce actual returns when shares are sold.

Discussion with Portfolio Manager  February 22, 2012

George A. Henning

Please see the Chairman's Letter at the beginning of this Report for a detailed market and economic review as well as the Manager's general market outlook.

Fund Performance

The Fund focuses on leading businesses with stable operations and strong growth prospects. The portfolio is actively positioned to benefit from an ongoing domestic recovery with more than 80% of holdings concentrated in the Industrials, Energy, and Consumer Discretionary sectors. Following a strong first half of the year, global turmoil arising from events in Europe negatively impacted the Fund. Energy and Consumer Discretionary stocks were particularly hard-hit as investors withdrew from economically sensitive companies. Class A shares declined – 5.96% in 2011, compared to – 1.55% for the Russell Midcap Index®.

Over the course of the year, cyclical sectors experienced heightened volatility as geopolitical events undermined investor confidence. Nevertheless, economic data, including gains in manufacturing activity, retail sales, automotive sales, and employment, continue to point to improving conditions in the U.S. economy. Furthermore, banks report accelerating consumer and business lending activity. Taken together, and notwithstanding the market turmoil, these figures suggest a promising outlook for U.S. stocks, especially those at the forefront of a recovery. The Fund's performance in the fourth quarter underscores this belief: advantageous positioning in recovery-oriented sectors led to significant outperformance (20.62% for Class A shares) relative to the benchmark (12.31%).

Industrials holdings enjoyed a strong year. Several Fund companies experienced significant gains despite increased volatility in the sector. Shares of Kansas City Southern rose as traffic from its operations

1  The Russell Midcap Index® is an unmanaged, weighted measure of the 800 smallest companies within the Russell 1000 Index® based on a combination of their market cap and current index membership. Index returns assume the reinvestment of dividends, but, unlike the Fund's returns, do not reflect management fees or expenses. It is not possible to invest directly in the Index.

Pacific Advisors

  Mid Cap Value Fund continued

in Mexico increased. The railroad company operates the largest cross-border gateway between the U.S. and Mexico. The business outlook for Copart, a reseller of used and salvaged vehicles, improved following the company's recent partnership with a major U.S. insurer and growth in its European operations. And, strong demand from emerging nations, such as China, Brazil and India, benefitted mining equipment manufacturer Joy Global. Acknowledging the bright prospects in this industry, Caterpillar earlier in the year purchased the company's main competitor, Bucyrus, a former Fund holding, at a significant market premium.

Performance among the Fund's Energy holdings was mixed. Lufkin Industries gained on strong demand for its oilfield pumping equipment. Tidewater, an offshore supply vessel operator, declined; yet, management sees signs of a recovery in international exploration activity that should accrue outsized demand for the company's comparatively young fleet of advanced vessels. Chesapeake Energy, which is largely credited for launching the domestic shale boom, suffered as natural gas prices declined. And, shares of Ion Geophysical, a manufacturer of seismic data equipment, fell due to delays in its joint venture partnership in China. We expect that rising global demand will drive investment for Energy holdings. Consequently, and, despite near-term pressures, we believe the long-term prospects for these companies remain bright.

Performance of the Fund's Consumer Discretionary holdings lagged; however, individual company developments continue to provide promising outlooks for these businesses. PVH, which owns the Calvin Klein and Tommy Hilfiger clothing brands, gained as sales continued to outpace the industry. Similarly, Gamestop rose modestly as the company increased sales by focusing relentlessly on its core customer, the avid gamer. And, auto retailer Penske Automotive rose as industry sales continued to accelerate. Despite these trends, not all auto-related companies benefitted; shares of Lear, an auto parts manufacturer, fell primarily as a result of supply constraints arising from flooding in Thailand.

Fund Strategy

Mid-cap companies offer unique advantages for long-term investors: they combine the economies of scale of large corporations with the strategic flexibility of smaller operations. Our fundamental, bottom-up investment process identifies leading companies with strong long-term growth prospects. The Fund's low turnover rates (one-year rate of 12%; five-year average annual rate of 23%2) reflect its long-term approach.

The Fund is positioned towards economically sensitive areas likely to benefit from the ongoing domestic economic recovery. Rapid expansion in emerging economies also points to favorable long-term growth prospects, particularly for the Energy and Industrials sectors. Stocks in these sectors, however, tend to experience greater volatility as evidenced by the Fund's one-year beta3 of 1.34 compared to the benchmark.

We used elevated market volatility to opportunistically add to existing positions. These included railroad operator Genesee & Wyoming; its operations in Australia are poised for strong growth as the country exports raw materials to China. We also added to Lear which enjoys a strong market presence in the U.S., Europe, and Asia; the company should benefit from rising global auto sales. Similarly, we increased the Fund's position in Navistar International, a truck manufacturer with dealerships around the world. Emerging markets represent a significant growth opportunity for the company; rising fuel efficiency and emissions standards should support sales in developed nations.

During the second half of the year, we exited the Fund's positions in Dryships and K-Swiss. Dryships, an ocean transport company continues to face challenges in an industry with excess capacity. K-Swiss, an athletic and casual footwear company, has faced headwinds in its product realignment from more difficult consumer spending trends. We determined that other opportunities, including those mentioned above, offered more attractive near- and long-term opportunities.

2  Fund portfolio turnover rate: 12% in 2011; 18% in 2010; 21% in 2009; 12% in 2008; and 53% in 2007.

3  "Beta" measures volatility relative to the stock market or an alternative benchmark. A beta less than 1.0 indicates lower risk than the market or the benchmark and a beta greater than 1.0 indicates higher risk than the market or the benchmark.

Looking Ahead

Recent economic data point to signs of a strengthening domestic economy. Employment trends appear to be improving and manufacturing activity continues to benefit from recovering consumer demand as well as rising exports. Housing remains pressured; however, signs of a bottom are emerging. Meanwhile, the Federal Reserve's commitment to ultra-low interest rates through 2014 should foster business and consumer spending. The Fund, with its active positioning towards economically sensitive areas, stands to benefit from these trends. Sectors such as Industrials, Energy, and Consumer Discretionary, tend to perform well during periods of economic recovery and improving investor confidence.

More importantly, the outlook for individual Fund companies remains bright. Engineering and construction firm Chicago Bridge & Iron is enjoying strong demand for energy infrastructure projects. The rapid expansion of shale gas production wells has been a boon for its business. Chesapeake Energy pioneered the development of these unconventional resources and owns a dominant position in this important market. More recently, the company is using the proceeds from joint venture sales to self-finance its rapid expansion. And, exploration firms increasingly rely on Ion Geophysical to provide detailed 3-D imaging of underground formations. The company is benefitting from an emphasis on improving the quality and efficiency of shale drilling programs.

We are encouraged by signs of improvement in the domestic economy, as well as the continued development of emerging countries. China, Brazil, and India are likely to drive the global economy for many years to come. Europe will remain a headwind in the near-to-medium-term. However, important progress has been made in the region and we expect that, in time, European leaders will resolve these challenges. Market volatility is likely to remain elevated in 2012. Market prices may fluctuate over short periods of time; we remain confident that they will, over the long-term, reflect the true value of the businesses in the portfolio.

Pacific Advisors

  Mid Cap Value Fund continued

Portfolio Holdings as of 12/31/11 (Based on Total Investments)

	Equities	100.00%
1.	Industrials	41.92%
2.	Energy	27.04%
3.	Consumer Discretionary	17.88%
4.	Materials	5.80%
5.	Financials	3.98%
6.	Consumer Staples	3.38%

Change in Value of $10,000 Investment1

This chart compares the growth of a $10,000 investment in Class A shares of the Mid Cap Value Fund for the period April 1, 2002 through December 31, 2011 with the same investment in the Russell Midcap Index®2.

Average Annual Compounded Returns as of December 31, 2011

	Class A	Class C
One Year	– 11.40%	– 7.65%
Five Year	– 3.54%	– 3.23%
Since Inception	2.35%	2.16%

Past performance does not guarantee future results. Performance quoted represents past performance. Current performance may be higher or lower than the performance data quoted. Returns include reinvested dividends and capital gains. Returns for Class A shares reflect a maximum front-end sales charge of 5.75%; and returns for Class C shares reflect the deduction of a contingent deferred sales charge of 1% on shares sold within the first year of purchase. Returns do not take into account individual taxes which may reduce actual returns when shares are sold. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Call (800) 989-6693 for the most recent month-end performance.

1  Fund results are shown for Class A shares and reflect deduction of the maximum front-end sales charge of 5.75% on the $10,000 investment for a net amount invested of $9,425. At the end of the same period, a $10,000 investment in Class C shares would have been valued at $13,211, and no contingent deferred sales charges would apply. Performance of the share classes will vary based on the difference in charges and expenses. The inception date for Class A shares and Class C shares is 04/01/02. It is not possible to invest directly in either Index. Index results assume reinvestment of dividends, but, unlike the Fund's results, do not reflect sales charges, fees or expenses.

2  The Russell Mid Cap Index® is an unmanaged, weighted measure of the 800 smallest companies within the Russell 1000 Index® based on a combination of their market cap and current index membership.

Expense Examples

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2011 through December 31, 2011.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within 180 days of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments; (d) loans from a qualified plan account, and (e) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which in not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within 180 days of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments; (d) loans from a qualified plan account, and (e) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 07/01/11	Ending Account Value 12/31/11	Expense Paid During Period 07/01/11 – 12/31/11
Mid Cap Value Fund Class A
Actual	$1,000.00	$851.30	$19.41
Hypothetical (5% return before expense)	$1,000.00	$1,004.23	$21.02
Mid Cap Value Fund Class C
Actual	$1,000.00	$846.70	$22.85
Hypothetical (5% return before expense)	$1,000.00	$1,000.45	$24.76

3  Expenses are equal to the Fund's annualized expense ratio of 4.16% for Class A shares and 4.91% for Class C shares, multiplied by the average account value over the period, multiplied by 184/365 days to reflect the one-half year period.

Pacific Advisors

  Small Cap Value Fund

Fund Objective:  Capital appreciation through investment in small cap companies.

Investment  Invests at least 80% of its assets in small cap companies (i.e., with market caps of
Strategy:  up to $2 billion at the time of purchase). Generally invests a significant proportion of its assets in companies with market caps under $500 million at the time of purchase, which are often referred to as "micro-cap stocks."

Investor Profile:  Aggressive. Opportunity-oriented with a long-term investment horizon.

TOTAL RETURNS		EXPENSE RATIOS
For the year ended December 31, 2011		For the fiscal year ended December 31, 2010
Class A	8.65%	Class A	2.66%
Class C	7.89%	Class C	3.40%
Class I	8.90%	Class I	2.50%
Russell 2000 Index®[1]	– 4.18%

Please see the Financial Highlights in this report for expense ratios for the fiscal year ended December 31, 2011.

Performance quoted is past performance which does not guarantee future results. Current performance may be higher or lower than the performance quoted. Call (800) 989-6693 for performance current to the most recent month-end. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value. Returns and rankings do not take into account the maximum 5.75% sales charge on Class A shares or the 1% Contingent Deferred Sales Charge (CDSC) for Class C shares sold within one year of purchase. Returns would be lower if the applicable sales charge and CDSC were included. Returns do not take into account individual taxes which may reduce actual returns when shares are sold.

Discussion with Portfolio Manager  February 22, 2012

George A. Henning

Please see the Chairman's Letter at the beginning of this Report for a detailed market and economic review as well as the Manager's general market outlook.

Pacific Advisors Small Cap Value Fund (A)
Lipper Small Cap Core Category Rank as of 12/31/11 based on total return
1 Year	1 out of 692 funds
3 Year	35 out of 616 funds
5 Year	186 out of 488 funds
10 Year	3 out of 295 funds

Fund Performance

The Fund finished 2011 as the #1 small cap core fund. Class A shares outpaced the benchmark by 12.83%, driven primarily by strong stock selection. Reflecting its long-term investment approach, the Fund delivered this return with minimal turnover; its 9% one-year turnover rate is consistent with its five-year average annual turnover rate of 15%2. The Fund's ability to identify high quality businesses with attractive long-term prospects drove outperformance for the year. In 2011, leading companies continued to execute growth strategies that were initiated during the economic downturn. These firms successfully increased

1  The Russell 2000 Index® is an unmanaged, market-weighted measure of the 2,000 smallest companies of the Russell 3000 Index® which represents approximately 98% of the investable U.S. equity market. Index returns assume the reinvestment of dividends, but, unlike the Fund's returns, do not reflect management fees or expenses. It is not possible to invest directly in the Index.

2  Fund portfolio turnover rate: 9% in 2011; 9% in 2010; 17% in 2009; 23% in 2008; and 15% in 2007.

operations through expansions and acquisitions. Certain sectors, such as Energy, also enjoyed broad strength as the domestic economy recovered and emerging economies strengthened.

The Fund's performance throughout 2011 is instructive. Notably, when investors held a favorable outlook on the U.S. economy, the Fund generally enjoyed strong gains. In contrast, when markets underwent significant upheaval on fears related to the euro zone, Fund holdings experienced significant selling pressure. Despite the volatility, companies with identifiable growth prospects were more readily rewarded with rising stock prices. We believe these results emphasize the overall quality of companies in the Fund while acknowledging the sensitivity inherent in cyclical sectors, such as Consumer Discretionary, Energy, and Industrials. During 2011, these sectors accounted for more than 70% of Fund assets.

Several Consumer Discretionary holdings contributed to the Fund's strong results. Shares of Conn's, a regional electronics and appliances retailer, experienced an impressive rebound following a lackluster 2010. A revitalization effort by new management stemmed losses, turned around credit operations, and re-started a store growth initiative. Meanwhile, continued gains in automotive sales benefitted auto retailer Sonic Automotive. Despite concerns over consumer spending, car sales rebounded to nearly 14 million units by the end of the year; annual sales reached 17 million units prior to the recession. Yet, the average age of vehicles on the road remains at 10.5 years, a full two years older than the historical average. We believe both companies have significant room for further improvement.

Energy holdings also enjoyed impressive returns. Shares of equipment leasing company Mitcham Industries rose on increased demand for its seismic data tools. Business momentum continues to build for the company as global exploration activity expands. Parker Drilling benefitted from similar trends as international drilling activity increased throughout the year. The boom in domestic shale drilling led to supply constraints which greatly contributed to profits at the company's rental tools operation.

The Fund saw further strength in its Industrials holdings. Kirby gained from recovery in its core inland marine transportation business and several acquisitions. DXP Enterprises undertook a similar acquisition strategy to expand its business. The industrial parts distributor has targeted businesses that increase its geographic presence and broaden its product and service capabilities. As the domestic economy recovers, we believe these businesses are poised for continued strength.

Fund Strategy

The Fund utilizes a bottom-up investment process of identifying companies with specific opportunities for long-term capital appreciation. During the period, holdings remained concentrated in cyclical sectors which tend to experience greater volatility. The Fund's focus on smaller cap stocks also contributed to its above-average volatility during the period; the Fund's one-year beta3 against the S&P 500 Index was 1.58. When compared against the Russell 2000 Index® of small companies, however, the Fund's beta was a more modest 1.16.

Our active buy-and-hold strategy utilizes periods of elevated volatility to opportunistically invest for the long-term. The market selloff during the third quarter presented select buying opportunities. These included investments in trucking companies Rush Enterprises and Vitran. Rush owns and operates a nationwide network of truck dealerships while Vitran provides regional trucking services in the U.S. and Canada. Due to its economic sensitivity, the market selloff in the trucking industry was particularly steep. Investors grew concerned that events in Europe might spillover and cause the domestic economy to relapse into recession. However, trucking activity logged steady gains throughout the year. Moreover, Rush continued to grow by acquiring several dealerships. Meanwhile, Vitran won new contracts for its rapidly growing distribution management services. Both companies rebounded strongly in the fourth quarter.

Market momentum in the early part of the third quarter and during the fourth quarter provided opportunities to capitalize on gains in certain positions, including Conn's and Mitcham Industries. The impressive performance of these stocks demonstrates that the market will reward companies with

3  "Beta" measures volatility relative to the stock market or an alternative benchmark. A beta less than 1.0 indicates lower risk than the market or the benchmark and a beta greater than 1.0 indicates higher risk than the market or the benchmark.

Pacific Advisors

  Small Cap Value Fund continued

identifiable growth prospects and a track record of success. We remain encouraged by developing trends at both businesses. Yet, as part of our active portfolio management process, we modestly reduced the Fund's positions in these companies and rotated assets into other attractive investments.

During the second half of 2011, the Fund exited its position in Orion Marine Group. The current stalemate in Congress combined with state and local budget constraints have resulted in fewer marine construction projects. Although we recognize Orion's long-term growth potential, we believed these projects were unlikely to materialize near-term. Moreover, we determined that other investments provided better growth prospects.

Looking Ahead

Our outlook for individual companies in the Fund remains strong. For many portfolio holdings, 2011 represented a year of significant investment in growth initiatives. These included acquisitions of competing or complementary businesses, new product launches and service initiatives, and expansions into untapped markets and geographic areas. Bravo Brio Restaurant Group continues to increase the presence of its Italian-themed restaurants across the country. EZCorp is targeting expansion in new domestic and international markets for its pawn and payday lending services and the start-up of its e-Commerce and Card division. And, the launch of Premiere Global Services' iMeet conferencing product has led to spillover benefits as customers increasingly see the company as a technology leader.

Furthermore, we believe the Energy sector is in the early stages of a multi-year expansion. The rapid growth of emerging economies, including China, India and Brazil, is straining the global energy supply. Various technologies, including hydraulic fracturing and seismography tools, have emerged in response to this demand. Exploration companies are also venturing further out to sea where large deposits of oil and gas lie miles below the ocean floor. The resumption of permitting and drilling activity in the Gulf of Mexico acknowledges this important resource. Hornbeck Offshore Services, which owns and operates an international fleet of offshore supply vessels, stands to benefit from this trend. Meanwhile, Canada's oil reserves are now second only to Saudi Arabia, thanks to the prolific Alberta oil sands. Ongoing development of these fields presents a sizable opportunity for North American Energy Partners, a leading mining and construction contractor in the region.

We believe that, with continued improvements in the domestic economy and strong growth in emerging markets, 2012 has the potential to be a momentous year for Fund companies. Geopolitical challenges will again impact both the economy and the stock market. Volatility will also continue. Yet, short-term price swings often create important opportunities for long-term investors. Moreover, we believe the small cap arena continues to provide many compelling investment opportunities for long-term investors.

Portfolio Holdings as of 12/31/11 (Based on Total Investments)

	Equities	100.00%
1.	Industrials	35.48%
2.	Energy	21.56%
3.	Consumer Discretionary	19.41%
4.	Financials	12.00%
5.	Telecommunication Services	4.00%
6.	Consumer Staples	3.31%
7.	Health Care	2.58%
8.	Materials	1.66%

Change in Value of $10,000 Investment1

This chart compares the growth of a $10,000 investment in Class A shares of the Small Cap Value Fund for the period January 1, 2002 through December 31, 2011 with the same investment in the Russell 2000 Index®2.

Average Annual Compounded Returns as of December 31, 2011

	Class A	Class C	Class I
One Year	2.41%	6.89%	8.90%
Five Year	0.24%	0.62%	2.46%
Ten Year	9.68%	9.37%	NA
Since Inception	9.22%	5.08%	3.68%

Past performance does not guarantee future results. Performance quoted represents past performance. Current performance may be higher or lower than the performance data quoted. Returns include reinvested dividends and capital gains. Returns for Class A shares reflect a maximum front-end sales charge of 5.75%; and returns for Class C shares reflect the deduction of a contingent deferred sales charge of 1% on shares sold within the first year of purchase. Returns do not take into account individual taxes which may reduce actual returns when shares are sold. Rankings do not take sales loads into account. Small cap stocks typically have fewer financial resources and may carry higher risks and experience greater volatility than large cap stocks. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Call (800) 989-6693 for the most recent month-end performance.

1  Fund results are shown for Class A shares and reflect deduction of the maximum front-end sales charge of 5.75% on the $10,000 investment for a net amount invested of $9,425. At the end of the same period, a $10,000 investment in Class C shares would have been valued at $26,762, and no contingent deferred sales charges would apply. The inception date is 02/08/93 for Class A shares; 04/01/98 for Class C shares; and 10/09/06 for Class I shares. From inception through December 31, 2010, a $10,000 investment in Class I shares would have been valued at $11,070, and no contingent deferred sales charges would apply. Performance of the share classes will vary based on the difference in charges and expenses. It is not possible to invest directly in the Index. Index results assume reinvestment of dividends, but, unlike the Fund's results, do not reflect sales charges, commissions or expenses.

2  The Russell 2000 Index® is an unmanaged, weighted measure of the 2,000 smallest companies within the Russell 3000 Index®.

Pacific Advisors

  Small Cap Value Fund continued

Expense Examples

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2011 through December 31, 2011.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within 180 days of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments; (d) loans from a qualified plan account, and (e) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which in not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within 180 days of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, death, extended hospital or nursing home care, or other serious medical conditions; (c) redemptions of shares acquired through dividend or capital gains reinvestments; (d) loans from a qualified plan account; and (e) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 07/01/11	Ending Account Value 12/31/11	Expense Paid During Period 07/01/11 – 12/31/11
Small Cap Value Fund Class A
Actual	$1,000.00	$936.10	$14.05
Hypothetical (5% return before expense)	$1,000.00	$1,010.69	$14.60
Small Cap Value Fund Class C
Actual	$1,000.00	$932.50	$17.63
Hypothetical (5% return before expense)	$1,000.00	$1,006.96	$18.31
Small Cap Value Fund Class I
Actual	$1,000.00	$937.10	$12.94
Hypothetical (5% return before expense)	$1,000.00	$1,011.85	$13.44

3  Expenses are equal to the Fund's annualized expense ratio of 2.88% for Class A shares, 3.62% for Class C shares and 2.65% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 days to reflect the one-half year period.

Pacific Advisors Fund Inc.

Financial Statements

Pacific Advisors Government Securities Fund

Schedule of Investments

as of December 31, 2011

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK
CONSUMER DISCRETIONARY			1.91
HOTELS, RESTAURANTS & LEISURE
550	MCDONALD'S CORP.	55,182
		55,182	1.91
CONSUMER STAPLES			1.53
HOUSEHOLD PRODUCTS
600	KIMBERLY-CLARK CORP.	44,136
		44,136	1.53
ENERGY			1.48
OIL, GAS & CONSUMABLE FUELS
400	CHEVRON CORP.	42,560
		42,560	1.48
INFORMATION TECHNOLOGY			1.80
SOFTWARE
2,000	MICROSOFT CORP.	51,920
		51,920	1.80
TELECOMMUNICATION SERVICES			1.78
DIVERSIFIED TELECOM. SERVICES
1,700	AT&T INC.	51,408
		51,408	1.78
UTILITIES			4.05
ELECTRIC UTILITIES
1,000	PPL CORP.	29,420
950	SOUTHERN CO.	43,975
		73,396	2.54
MULTI-UTILITIES
700	CONSOLIDATED EDISON INC.	43,421
		43,421	1.51
TOTAL COMMON STOCK (Cost: $291,139)		362,022	12.55

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Government Securities Fund

Schedule of Investments

as of December 31, 2011

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
US GOVT SECURITIES
US GOVERNMENT AGENCY			81.72
US GOVERNMENT AGENCY
100,000	FEDERAL HOME LOAN BANK 1.70% 03/19/14 STEP	100,304
100,000	FEDERAL HOME LOAN BANK 2.00% 07/17/14 STEP	100,072
250,000	FEDERAL HOME LOAN BANK 2.00% 09/16/15 STEP	250,809
150,000	FEDERAL HOME LOAN BANK 2.00% 11/17/15 STEP	150,611
100,000	FEDERAL HOME LOAN BANK 1.05% 10/27/17 STEP	100,031
100,000	FEDERAL HOME LOAN BANK 4.50% 02/28/18	100,610
250,000	FEDERAL NATL MTG ASSOC. 1.25% 03/30/16 STEP	251,270
500,000	FEDERAL NATL MTG ASSOC. 1.00% 11/17/21 STEP	501,186
200,000	FEDERAL NATL MTG ASSOC. 3.50% 05/18/26 STEP	201,910
100,000	FEDERAL NATL MTG ASSOC. 1.50% 08/24/26 STEP	100,032
500,000	FEDERAL NATL MTG ASSOC. 1.50% 12/15/26 STEP	499,764
		2,356,596	81.72
TOTAL US GOVT SECURITIES (Cost: $2,353,420)		2,356,596	81.72
PREFERRED STOCK
FINANCIALS			5.32
CAPITAL MARKETS
2,000	DEUTSCHE BANK 7.35% PFD	40,420
		40,420	1.40
COMMERCIAL BANKS
4,000	BARCLAYS BANK PLC 6.625% PFD	73,360
2,000	BARCLAYS BANK PLC 7.10% PFD	39,540
		112,900	3.91
TOTAL PREFERRED STOCK (Cost: $200,000)		153,320	5.32
SHORT TERM INVESTMENTS
MONEY MARKET			0.45
13,121	UMB MONEY MARKET FIDUCIARY	13,121
		13,121	0.45
TOTAL SHORT TERM INVESTMENTS (Cost: $13,121)		13,121	0.45
TOTAL INVESTMENT IN SECURITIES (Cost: $2,857,680)		2,885,059	100.04
OTHER ASSETS LESS LIABILITIES		(1,143)	(0.04)
TOTAL NET ASSETS		2,883,916	100.00

** The principal amount is stated in U.S. dollars unless otherwise indicated.

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Income and Equity Fund

Schedule of Investments

as of December 31, 2011

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK
CONSUMER DISCRETIONARY			7.36
DISTRIBUTORS
2,250	GENUINE PARTS CO.	137,700
		137,700	1.89
HOTELS, RESTAURANTS & LEISURE
1,400	MCDONALD'S CORP.	140,462
		140,462	1.93
LEISURE EQUIPMENT & PRODUCTS
5,500	MATTEL INC.	152,680
		152,680	2.10
SPECIALTY RETAIL
2,500	HOME DEPOT INC.	105,100
		105,100	1.44
CONSUMER STAPLES			7.30
FOOD & STAPLES RETAILING
4,600	SYSCO CORP.	134,918
2,800	WAL-MART STORES INC.	167,328
		302,246	4.15
HOUSEHOLD PRODUCTS
1,750	PROCTER & GAMBLE CO.	116,743
		116,743	1.60
TOBACCO
3,800	ALTRIA GROUP INC.	112,670
		112,670	1.55
ENERGY			1.50
OIL, GAS & CONSUMABLE FUELS
1,500	CONOCOPHILLIPS	109,305
		109,305	1.50
HEALTH CARE			5.85
PHARMACEUTICALS
2,750	ABBOTT LABORATORIES	154,633
2,000	JOHNSON & JOHNSON	131,160
6,500	PFIZER INC.	140,660
		426,453	5.85

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Income and Equity Fund

Schedule of Investments

as of December 31, 2011

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
INDUSTRIALS			6.43
AEROSPACE & DEFENSE
2,250	HONEYWELL INT'L INC.	122,288
		122,288	1.68
AIR FREIGHT & LOGISTICS
1,000	UNITED PARCEL SERVICE INC. B	73,190
		73,190	1.00
COMMERCIAL SERVICES & SUPPLIES
7,000	PITNEY BOWES INC.	129,780
		129,780	1.78
INDUSTRIAL CONGLOMERATES
8,000	GENERAL ELECTRIC CO.	143,280
		143,280	1.97
INFORMATION TECHNOLOGY			4.30
COMMUNICATIONS EQUIPMENT
7,500	NOKIA CORP. ADR A	36,150
		36,150	0.50
IT SERVICES
2,250	AUTOMATIC DATA PROCESSING INC.	121,523
		121,523	1.67
SOFTWARE
6,000	MICROSOFT CORP.	155,760
		155,760	2.14
MATERIALS			1.70
CHEMICALS
2,700	DUPONT DE NEMOURS & CO.	123,606
		123,606	1.70
TELECOMMUNICATION SERVICES			4.55
DIVERSIFIED TELECOM. SERVICES
5,000	AT&T INC.	151,200
1,000	VERIZON COMMUNICATIONS INC.	40,120
		191,320	2.63
WIRELESS TELECOM. SERVICES
5,000	VODAFONE GROUP PLC	140,150
		140,150	1.92

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Income and Equity Fund

Schedule of Investments

as of December 31, 2011

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
UTILITIES			5.47
ELECTRIC UTILITIES
5,000	DUKE ENERGY CORP.	110,000
		110,000	1.51
MULTI-UTILITIES
2,000	DOMINION RESOURCES INC.	106,160
3,000	PUBLIC SERVICE ENTERPRISE GROUP INC	99,030
3,000	XCEL ENERGY INC.	82,920
		288,110	3.96
TOTAL COMMON STOCK (Cost: $2,876,266)		3,238,514	44.46
CORPORATE BOND
CONSUMER DISCRETIONARY			9.42
HOTELS, RESTAURANTS & LEISURE
50,000	MARRIOTT INT'L 5.625% 02/15/13	52,126
		52,126	0.72
HOUSEHOLD DURABLES
100,000	MDC HOLDINGS INC. 5.375% 12/15/14	103,470
100,000	WHIRLPOOL CORP. 6.50% 06/15/16	109,078
		212,548	2.92
LEISURE EQUIPMENT & PRODUCTS
50,000	EQUIFAX INC. 6.30% 07/01/17	56,439
		56,439	0.77
MULTILINE RETAIL
281,000	TARGET CORP. 8.60% 01/15/12	281,683
		281,683	3.87
SPECIALTY RETAIL
80,000	STAPLES INC. 7.375% 10/01/12	83,349
		83,349	1.14
ENERGY			1.99
OIL, GAS & CONSUMABLE FUELS
143,000	ATLANTIC RICHFIELD 8.50% 04/01/12	145,275
		145,275	1.99
FINANCIALS			18.62
CAPITAL MARKETS
50,000	CHARLES SCHWAB CORP. 6.375% 09/01/17	58,754
95,000	GOLDMAN SACHS GROUP 5.00% 10/01/14	96,299

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Income and Equity Fund

Schedule of Investments

as of December 31, 2011

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
CORPORATE BOND continued
CAPITAL MARKETS continued
100,000	JANUS CAPITAL GROUP INC. 6.70% 06/15/17	106,119
100,000	MORGAN STANLEY 09/30/17 FLOAT	87,060
		348,231	4.78
CONSUMER FINANCE
106,000	HSBC 11/10/13 FLOAT	108,015
300,000	SPRINGLEAF FINANCE CORP. 6.00% 11/15/14	214,182
		322,197	4.42
DIVERSIFIED FINANCIAL SERVICES
371,000	GENERAL ELECTRIC CAP 8.125% 05/15/12	379,791
150,000	GENERAL ELECTRIC CAP 5.50% 09/30/16 STEP	149,957
		529,748	7.27
INSURANCE
100,000	PRUDENTIAL FINANCIAL INC. 11/02/20 FLOAT	102,111
		102,111	1.40
REAL ESTATE INVESTMENT TRUSTS
50,000	HOSPITALITY PROP TRUST 7.875% 08/15/14	54,330
		54,330	0.75
INDUSTRIALS			3.88
AIRLINES
50,000	SOUTHWEST AIRLINES CO. 5.25% 10/01/14	53,361
		53,361	0.73
MACHINERY
115,000	JOY GLOBAL INC. 6.00% 11/15/16	129,183
		129,183	1.77
TRADING COMPANIES & DISTRIBUTORS
100,000	GATX FINANCIAL CORP. 5.50% 02/15/12	100,269
		100,269	1.38
INFORMATION TECHNOLOGY			3.51
COMPUTERS & PERIPHERALS
50,000	DELL INC. 5.65% 04/15/18	57,925
		57,925	0.80
ELECTRONIC EQUIPMENT & INSTRUMENTS
80,000	CORNING INC. 7.53% 03/01/23	95,151
50,000	INGRAM MICRO INC. 5.25% 09/01/17	51,504
		146,656	2.01

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Income and Equity Fund

Schedule of Investments

as of December 31, 2011

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
CORPORATE BOND continued
OFFICE ELECTRONICS
50,000	XEROX CORP. 5.50% 05/15/12	50,829
		50,829	0.70
MATERIALS			4.67
CONTAINERS & PACKAGING
25,000	PACKAGING CORP. OF AMERICA 5.75% 08/01/13	26,346
		26,346	0.36
METALS & MINING
50,000	ARCELORMITTAL USA INC. 6.50% 04/15/14	52,862
50,000	COMMERCIAL METALS CO. 7.35% 08/15/18	47,250
50,000	FREEPORT-MCMORAN C&G INC. 8.375% 04/01/17	53,125
150,000	RELIANCE STEEL & ALUMINUM 6.20% 11/15/16	160,762
		313,998	4.31
TELECOMMUNICATION SERVICES			2.98
DIVERSIFIED TELECOM. SERVICES
204,342	BELLSOUTH TELECOM. 6.30% 12/15/15	216,989
		216,989	2.98
UTILITIES			2.31
MULTI-UTILITIES
55,000	CONSUMERS ENERGY CO. 6.00% 02/15/14	60,055
100,000	OGE ENERGY CORP. 5.00% 11/15/14	108,418
		168,473	2.31
TOTAL CORPORATE BOND (Cost: $3,445,818)		3,452,065	47.39
PREFERRED STOCK
FINANCIALS			5.74
CAPITAL MARKETS
3,000	DEUTSCHE BANK 6.625% PFD	56,250
		56,250	0.77
COMMERCIAL BANKS
2,000	BARCLAYS BANK PLC 7.10% PFD	39,540
2,000	BARCLAYS BANK PLC 6.625% PFD	36,680
4,000	HSBC HOLDINGS PLC 6.20% PFD A	95,600
		171,820	2.36
DIVERSIFIED FINANCIAL SERVICES
2,000	BANK OF AMERICA 7.25% PFD	39,800
2,000	BANK OF AMERICA 6.375% PFD	36,460

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Income and Equity Fund

Schedule of Investments

as of December 31, 2011

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
PREFERRED STOCK continued
DIVERSIFIED FINANCIAL SERVICES continued
2,000	MERRILL LYNCH 6.45% PFD	37,160
		113,420	1.56
INSURANCE
3,000	METLIFE INC. 6.50% PFD	76,440
		76,440	1.05
UTILITIES			0.70
ELECTRIC UTILITIES
2,000	NEXTERA ENERGY CAPITAL 6.60% PFD A	50,760
		50,760	0.70
TOTAL PREFERRED STOCK (Cost: $550,000)		468,690	6.43
SHORT TERM INVESTMENTS
MONEY MARKET			1.32
96,218	UMB MONEY MARKET FIDUCIARY	96,218
		96,218	1.32
TOTAL SHORT TERM INVESTMENTS (Cost: $96,218)		96,218	1.32
TOTAL INVESTMENT IN SECURITIES (Cost: $6,968,302)		7,255,487	99.61
OTHER ASSETS LESS LIABILITIES		28,565	0.39
TOTAL NET ASSETS		7,284,052	100.00

** The principal amount is stated in U.S. dollars unless otherwise indicated.

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Balanced Fund

Schedule of Investments

as of December 31, 2011

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK
CONSUMER DISCRETIONARY			3.79
HOTELS, RESTAURANTS & LEISURE
5,500	MCDONALD'S CORP.	551,815
		551,815	3.79
CONSUMER STAPLES			14.98
BEVERAGES
7,850	COCA-COLA CO.	549,265
		549,265	3.77
FOOD & STAPLES RETAILING
13,700	CVS CAREMARK CORP.	558,686
10,000	WAL-MART STORES INC.	597,600
		1,156,286	7.94
FOOD PRODUCTS
5,000	ARCHER DANIELS MIDLAND CO.	143,000
		143,000	0.98
HOUSEHOLD PRODUCTS
5,000	PROCTER & GAMBLE CO.	333,550
		333,550	2.29
ENERGY			7.76
ENERGY EQUIPMENT & SERVICES
12,500	HALLIBURTON CO.	431,375
6,000	NATIONAL OILWELL VARCO INC.	407,940
		839,315	5.76
OIL, GAS & CONSUMABLE FUELS
4,000	CONOCOPHILLIPS	291,480
		291,480	2.00
FINANCIALS			6.48
CONSUMER FINANCE
10,500	AMERICAN EXPRESS CO.	495,285
		495,285	3.40
DIVERSIFIED FINANCIAL SERVICES
13,500	JPMORGAN CHASE & CO.	448,875
		448,875	3.08

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Balanced Fund

Schedule of Investments

as of December 31, 2011

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
HEALTH CARE			9.08
PHARMACEUTICALS
5,300	ABBOTT LABORATORIES	298,019
6,500	JOHNSON & JOHNSON	426,270
8,000	MERCK & COMPANY INC.	301,600
13,750	PFIZER INC.	297,550
		1,323,439	9.08
INDUSTRIALS			17.70
AEROSPACE & DEFENSE
2,700	BOEING CO.	198,045
		198,045	1.36
AIR FREIGHT & LOGISTICS
7,000	UNITED PARCEL SERVICE INC. B	512,330
		512,330	3.52
INDUSTRIAL CONGLOMERATES
28,000	GENERAL ELECTRIC CO.	501,480
		501,480	3.44
MACHINERY
4,750	CATERPILLAR INC.	430,350
1,000	CUMMINS INC.	88,020
		518,370	3.56
ROAD & RAIL
19,500	CSX CORP.	410,670
6,000	NORFOLK SOUTHERN CORP.	437,160
		847,830	5.82
INFORMATION TECHNOLOGY			13.27
COMMUNICATIONS EQUIPMENT
7,000	QUALCOMM INC.	382,900
		382,900	2.63
COMPUTERS & PERIPHERALS
2,750	INT'L BUSINESS MACHINES CORP.	505,670
		505,670	3.47
ELECTRONIC EQUIPMENT & INSTRUMENTS
30,000	CORNING INC.	389,400
		389,400	2.67

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Balanced Fund

Schedule of Investments

as of December 31, 2011

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
INTERNET SOFTWARE & SERVICES
150	GOOGLE INC.*	96,885
		96,885	0.67
SOFTWARE
21,500	MICROSOFT CORP.	558,140
		558,140	3.83
MATERIALS			2.86
CHEMICALS
14,500	DOW CHEMICAL CO.	417,020
		417,020	2.86
TOTAL COMMON STOCK (Cost: $9,977,140)		11,060,380	75.92
CORPORATE BOND
CONSUMER DISCRETIONARY			6.00
AUTO COMPONENTS
100,000	BORG WARNER 8.00% 10/01/19	119,954
		119,954	0.82
HOTELS, RESTAURANTS & LEISURE
100,000	MARRIOTT INT'L 5.625% 02/15/13	104,253
150,000	ROYAL CARIBBEAN CRUISES 7.00% 06/15/13	157,500
		261,753	1.80
HOUSEHOLD DURABLES
48,000	BEAM INC. 6.375% 06/15/14	52,485
		52,485	0.36
MULTILINE RETAIL
150,000	JC PENNEY CORP. INC. 7.95% 04/01/17	163,500
178,000	TARGET CORP. 8.60% 01/15/12	178,433
		341,933	2.35
SPECIALTY RETAIL
100,000	BEST BUY CO. INC. 3.75% 03/15/16	98,514
		98,514	0.68
CONSUMER STAPLES			1.17
TOBACCO
150,000	REYNOLDS AMERICA 6.75% 06/15/17	170,494
		170,494	1.17

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Balanced Fund

Schedule of Investments

as of December 31, 2011

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
CORPORATE BOND continued
ENERGY			1.13
OIL, GAS & CONSUMABLE FUELS
150,000	PEABODY ENERGY CORP. 7.375% 11/01/16	165,000
		165,000	1.13
FINANCIALS			10.93
CAPITAL MARKETS
150,000	CHARLES SCHWAB CORP. 6.375% 09/01/17	176,261
150,000	GOLDMAN SACHS GROUP 3.00% 12/22/17 STEP	144,110
161,000	MORGAN STANLEY 07/01/14 FLOAT	156,410
		476,781	3.27
CONSUMER FINANCE
155,000	HOUSEHOLD FINANCE CO. 09/15/13 FLOAT	157,581
300,000	SPRINGLEAF FINANCE CORP. 6.00% 10/15/14	227,155
		384,736	2.64
DIVERSIFIED FINANCIAL SERVICES
311,000	GENERAL ELECTRIC CAP 8.125% 05/15/12	318,369
100,000	GENERAL ELECTRIC CAP 5.65% 06/09/14	108,362
		426,731	2.93
INSURANCE
100,000	GENWORTH FINANCIAL INC. 5.65% 06/15/12	100,565
100,000	HARTFORD LIFE GLOBAL FUND 06/16/14 FLOAT	94,603
		195,168	1.34
REAL ESTATE INVESTMENT TRUSTS
100,000	HOSPITALITY PROPERTIES TRUST 7.875% 08/15/14	108,660
		108,660	0.75
INFORMATION TECHNOLOGY			2.60
COMPUTERS & PERIPHERALS
100,000	DIGITAL EQUIPMENT 7.75% 04/01/23	120,700
		120,700	0.83
ELECTRONIC EQUIPMENT & INSTRUMENTS
100,000	JABIL CIRCUIT INC. 7.75% 07/15/16	111,500
		111,500	0.77
IT SERVICES
150,000	COMPUTER SCIENCES CORP. 6.50% 03/15/18	147,000
		147,000	1.01

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Balanced Fund

Schedule of Investments

as of December 31, 2011

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
CORPORATE BOND continued
MATERIALS			2.16
CHEMICALS
105,000	ALBEMARLE CORP. 5.10% 02/01/15	113,230
		113,230	0.78
METALS & MINING
100,000	COMMERCIAL METALS CO. 7.35% 08/15/18	94,500
100,000	FREEPORT-MCMORAN C&G INC. 8.375% 04/01/17	106,250
		200,750	1.38
UTILITIES			1.26
INDEPENDENT POWER PRODUCERS & TRADERS
150,000	AMERENENERGY GENERATING 7.00% 04/15/18	154,650
29,713	RELIANT ENERGY MID ATL 9.237% 07/02/17	29,119
		183,769	1.26
TOTAL CORPORATE BOND (Cost: $3,693,583)		3,679,159	25.25
PREFERRED STOCK
FINANCIALS			3.09
COMMERCIAL BANKS
5,000	BARCLAYS BANK PLC 8.125% PFD	111,400
5,000	BARCLAYS BANK PLC 7.10% PFD	98,850
5,000	HSBC HOLDINGS PLC 8.125% PFD	128,750
		339,000	2.33
DIVERSIFIED FINANCIAL SERVICES
5,000	BANK OF AMERICA 8.20% PFD	110,500
		110,500	0.76
TOTAL PREFERRED STOCK (Cost: $500,000)		449,500	3.09
TOTAL INVESTMENT IN SECURITIES (Cost: $14,170,723)		15,189,039	104.26
OTHER ASSETS LESS LIABILITIES		(619,919)	(4.26)
TOTAL NET ASSETS		14,569,120	100.00

* Non-income producing

** The principal amount is stated in U.S. dollars unless otherwise indicated.

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Large Cap Value Fund

Schedule of Investments

as of December 31, 2011

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK
CONSUMER DISCRETIONARY			15.17
DISTRIBUTORS
1,000	GENUINE PARTS CO.	61,200
		61,200	1.57
HOTELS, RESTAURANTS & LEISURE
2,000	MCDONALD'S CORP.	200,660
		200,660	5.14
INTERNET & CATALOG RETAIL
1,425	EXPEDIA INC.	41,354
1,425	TRIPADVISOR INC.*	35,924
		77,278	1.98
MEDIA
750	THE MCGRAW-HILL COMPANIES INC.	33,728
3,250	TIME WARNER INC.	117,455
		151,183	3.87
MULTILINE RETAIL
2,000	TARGET CORP.	102,440
		102,440	2.62
CONSUMER STAPLES			24.60
BEVERAGES
2,560	COCA-COLA CO.	179,123
		179,123	4.58
FOOD & STAPLES RETAILING
5,500	SYSCO CORP.	161,315
3,150	WAL-MART STORES INC.	188,244
		349,559	8.95
FOOD PRODUCTS
750	H.J. HEINZ CO.	40,530
2,700	KRAFT FOODS INC.	100,872
440	RALCORP HOLDINGS INC.*	37,620
		179,022	4.58
HOUSEHOLD PRODUCTS
2,500	PROCTER & GAMBLE CO.	166,775
1,300	THE CLOROX CO.	86,528
		253,303	6.48

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Large Cap Value Fund

Schedule of Investments

as of December 31, 2011

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
ENERGY			4.56
OIL, GAS & CONSUMABLE FUELS
2,100	EXXON MOBIL CORP.	177,996
		177,996	4.56
FINANCIALS			9.98
COMMERCIAL BANKS
3,250	WELLS FARGO & CO.	89,570
		89,570	2.29
DIVERSIFIED FINANCIAL SERVICES
1,475	BANK OF NEW YORK MELLON CORP.	29,367
		29,367	0.75
INSURANCE
2,000	BERKSHIRE HATHAWAY INC. B*	152,600
3,800	METLIFE INC.	118,484
		271,084	6.94
HEALTH CARE			8.07
HEALTH CARE PROVIDERS & SERVICES
2,000	CARDINAL HEALTH INC.	81,220
		81,220	2.08
PHARMACEUTICALS
1,250	ABBOTT LABORATORIES	70,288
2,500	JOHNSON & JOHNSON	163,950
		234,238	5.99
INDUSTRIALS			15.83
AEROSPACE & DEFENSE
2,400	EXELIS INC.	21,720
2,000	HONEYWELL INT'L INC.	108,700
750	NORTHROP GRUMMAN CORP.	43,860
		174,280	4.46
AIR FREIGHT & LOGISTICS
1,000	FEDEX CORP.	83,510
1,200	UNITED PARCEL SERVICE INC. B	87,828
		171,338	4.39
INDUSTRIAL CONGLOMERATES
9,200	GENERAL ELECTRIC CO.	164,772
500	TYCO INT'L LTD.	23,355
		188,127	4.81

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Large Cap Value Fund

Schedule of Investments

as of December 31, 2011

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
MACHINERY
1,200	ITT CORP.	23,196
2,400	XYLEM INC.	61,656
		84,852	2.17
INFORMATION TECHNOLOGY			24.39
COMMUNICATIONS EQUIPMENT
5,750	CISCO SYSTEMS INC.	103,960
		103,960	2.66
COMPUTERS & PERIPHERALS
400	APPLE INC.*	162,000
5,500	DELL INC.*	80,465
850	HEWLETT-PACKARD CO.	21,896
1,085	INT'L BUSINESS MACHINES CORP.	199,510
		463,871	11.87
IT SERVICES
220	MASTERCARD INC.	82,020
		82,020	2.10
SEMICONDUCTORS & EQUIPMENT
5,600	INTEL CORP.	135,800
		135,800	3.48
SOFTWARE
6,450	MICROSOFT CORP.	167,442
		167,442	4.29
TOTAL COMMON STOCK (Cost: $3,618,299)		4,008,932	102.60
TOTAL INVESTMENT IN SECURITIES (Cost: $3,618,299)		4,008,932	102.60
OTHER ASSETS LESS LIABILITIES		(101,614)	(2.60)
TOTAL NET ASSETS		3,907,318	100.00

* Non-income producing

** The principal amount is stated in U.S. dollars unless otherwise indicated.

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Mid Cap Value Fund

Schedule of Investments

as of December 31, 2011

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK
CONSUMER DISCRETIONARY			18.44
AUTO COMPONENTS
5,400	LEAR CORP.	214,920
		214,920	4.22
SPECIALTY RETAIL
8,300	GAMESTOP CORP. A*	200,279
13,700	PENSKE AUTOMOTIVE GROUP INC.	263,725
		464,004	9.11
TEXTILES, APPAREL & LUXURY GOODS
3,700	PVH CORP.	260,813
		260,813	5.12
CONSUMER STAPLES			3.49
BEVERAGES
4,500	DR PEPPER SNAPPLE GROUP INC.	177,660
		177,660	3.49
ENERGY			27.88
ENERGY EQUIPMENT & SERVICES
23,000	ION GEOPHYSICAL CORP.*	140,990
3,500	LUFKIN INDUSTRIES INC.	235,585
12,000	MITCHAM INDUSTRIES INC.*	262,080
4,400	TIDEWATER INC.	216,920
		855,575	16.79
OIL, GAS & CONSUMABLE FUELS
1,000	APACHE CORP.	90,580
9,500	ARCH COAL INC.	137,845
7,000	CHESAPEAKE ENERGY CORP.	156,030
1,700	CHEVRON CORP.	180,880
		565,335	11.09
FINANCIALS			4.10
COMMERCIAL BANKS
14,000	CATHAY GENERAL BANCORP	209,020
		209,020	4.10
INDUSTRIALS			43.22
COMMERCIAL SERVICES & SUPPLIES
3,000	COPART INC.*	143,670
9,000	PITNEY BOWES INC.	166,860
		310,530	6.09

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Mid Cap Value Fund

Schedule of Investments

as of December 31, 2011

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
CONSTRUCTION & ENGINEERING
6,000	CHICAGO BRIDGE & IRON CO. NV	226,800
6,700	KBR INC.	186,729
		413,529	8.11
MACHINERY
5,000	GRACO INC.	204,450
2,600	JOY GLOBAL INC.	194,922
4,800	NAVISTAR INT'L CORP.*	181,824
		581,196	11.40
ROAD & RAIL
4,000	GENESEE & WYOMING INC.*	242,320
3,500	KANSAS CITY SOUTHERN*	238,035
5,100	LANDSTAR SYSTEM INC.	244,392
9,600	MARTEN TRANSPORT LTD.	172,704
		897,451	17.61
MATERIALS			5.98
CHEMICALS
6,300	H.B. FULLER CO.	145,593
		145,593	2.86
METALS & MINING
11,500	COMMERCIAL METALS CO.	159,045
		159,045	3.12
TOTAL COMMON STOCK (Cost: $4,294,954)		5,254,671	103.11
TOTAL INVESTMENT IN SECURITIES (Cost: $4,294,954)		5,254,671	103.11
OTHER ASSETS LESS LIABILITIES		(158,688)	(3.11)
TOTAL NET ASSETS		5,095,983	100.00

* Non-income producing

** The principal amount is stated in U.S. dollars unless otherwise indicated.

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Small Cap Value Fund

Schedule of Investments

as of December 31, 2011

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK
CONSUMER DISCRETIONARY			20.29
AUTO COMPONENTS
275,000	AMERIGON INC.*	3,921,500
		3,921,500	4.12
HOTELS, RESTAURANTS & LEISURE
165,000	BRAVO BRIO RESTAURANT GROUP INC.*	2,829,750
		2,829,750	2.97
SPECIALTY RETAIL
470,000	CONN'S INC.*	5,217,000
115,000	RUSH ENTERPRISES INC.*	2,405,800
335,000	SONIC AUTOMOTIVE INC.	4,961,350
		12,584,150	13.21
CONSUMER STAPLES			3.46
FOOD PRODUCTS
248,000	DARLING INT'L INC.*	3,295,920
		3,295,920	3.46
ENERGY			22.54
ENERGY EQUIPMENT & SERVICES
85,000	HORNBECK OFFSHORE SERVICES INC.*	2,636,700
307,000	MATRIX SERVICE CO.*	2,898,080
265,000	MITCHAM INDUSTRIES INC.*	5,787,600
150,000	NATURAL GAS SERVICES GROUP*	2,169,000
420,000	NORTH AMERICAN ENERGY PARTNERS INC.*	2,704,800
590,000	PARKER DRILLING CO.*	4,230,300
		20,426,480	21.44
OIL, GAS & CONSUMABLE FUELS
654,500	INFINITY ENERGY RESOURCES INC.*	1,047,200
		1,047,200	1.10
FINANCIALS			12.54
COMMERCIAL BANKS
310,000	BBCN BANCORP INC.*	2,929,500
208,000	EAST WEST BANCORP INC.	4,108,000
300,000	WILSHIRE BANCORP INC.	1,089,000
		8,126,500	8.53

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Small Cap Value Fund

Schedule of Investments

as of December 31, 2011

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
CONSUMER FINANCE
145,000	EZCORP INC. A*	3,823,650
		3,823,650	4.01
HEALTH CARE			2.70
HEALTH CARE EQUIPMENT & SUPPLIES
310,000	ROCHESTER MEDICAL CORP.*	2,569,900
		2,569,900	2.70
INDUSTRIALS			37.09
COMMERCIAL SERVICES & SUPPLIES
199,000	MOBILE MINI INC.*	3,472,550
149,000	TEAM INC.*	4,432,750
170,000	US ECOLOGY INC.	3,192,600
		11,097,900	11.65
CONSTRUCTION & ENGINEERING
432,000	FURMANITE CORP.*	2,725,920
		2,725,920	2.86
MARINE
96,000	KIRBY CORP.*	6,320,640
		6,320,640	6.63
ROAD & RAIL
300,000	SAIA INC.*	3,744,000
420,000	VITRAN CORPORATION INC.*	2,419,200
		6,163,200	6.47
TRADING COMPANIES & DISTRIBUTORS
150,000	DXP ENTERPRISES INC.*	4,830,000
146,000	TAL INT'L GROUP INC.	4,203,340
		9,033,340	9.48
MATERIALS			1.74
METALS & MINING
120,000	COMMERCIAL METALS CO.	1,659,600
		1,659,600	1.74

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Small Cap Value Fund

Schedule of Investments

as of December 31, 2011

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
TELECOMMUNICATION SERVICES			4.18
DIVERSIFIED TELECOM. SERVICES
470,000	PREMIERE GLOBAL SERVICES INC.*	3,980,900
		3,980,900	4.18
TOTAL COMMON STOCK (Cost: $73,400,936)		99,606,550	104.54
TOTAL INVESTMENT IN SECURITIES (Cost: $73,400,936)		99,606,550	104.54
OTHER ASSETS LESS LIABILITIES		(4,328,157)	(4.54)
TOTAL NET ASSETS		95,278,393	100.00

* Non-income producing

** The principal amount is stated in U.S. dollars unless otherwise indicated.

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

(This page has been left blank intentionally.)

Pacific Advisors Fund Inc.

Statement of Assets and Liabilities

December 31, 2011

	Government Securities Fund	Income and Equity Fund	Balanced Fund	Large Cap Value Fund	Mid Cap Value Fund	Small Cap Value Fund
Assets
Investment securities
At cost	$2,844,559	$6,872,084	$14,170,723	$3,618,299	$4,294,954	$73,400,936
At fair value	$2,871,938	$7,159,269	$15,189,039	$4,008,932	$5,254,671	$99,606,550
Cash or cash equivalents, at fair value	13,121	96,218	-	-	-	-
Accrued income receivable	8,881	55,917	70,608	5,217	1,775	8,375
Receivable for capital shares sold	1,470	1,802	6,324	46,153	16,702	146,438
Other assets	-	-	-	-	-	117
Total assets	2,895,410	7,313,206	15,265,971	4,060,302	5,273,148	99,761,480
Liabilities
Bank borrowings (Note 7)	-	-	615,346	136,322	157,368	4,124,556
Payable for fund shares redeemed	965	705	15,279	-	474	99,664
Accounts payable	10,529	24,849	62,626	16,662	15,723	243,149
Accounts payable to related parties (Note 3)	-	3,600	3,600	-	3,600	15,718
Total liabilities	11,494	29,154	696,851	152,984	177,165	4,483,087
Net Assets	$2,883,916	$7,284,052	$14,569,120	$3,907,318	$5,095,983	$95,278,393
Summary of Shareholders' Equity
Paid in capital	$3,179,164	$7,725,331	$13,876,623	$3,685,160	$6,216,316	$86,020,592
Accumulated undistributed net investment income	-	186	(351)	-	-	-
Accumulated undistributed net realized losses on security transactions	(322,627)	(728,650)	(325,468)	(168,475)	(2,080,050)	(16,947,813)
Net unrealized appreciation of investments	27,379	287,185	1,018,316	390,633	959,717	26,205,614
Net assets at December 31, 2011	$2,883,916	$7,284,052	$14,569,120	$3,907,318	$5,095,983	$95,278,393
Total authorized capital stock per class: 50,000,000 ($0.01 par value)
Class A:
Net assets	$1,872,582	$4,235,142	$3,801,187	$3,277,529	$4,052,182	$88,323,451
Shares outstanding	205,172	430,420	282,190	352,455	372,529	2,565,730
Net asset value and redemption price per share	$9.13	$9.84	$13.47	$9.30	$10.88	$34.42
Maximum offering price per share	$9.59	$10.33	$14.29	$9.87	$11.54	$36.52
Sales load	4.75%	4.75%	5.75%	5.75%	5.75%	5.75%
Class C:
Net assets	$1,011,334	$3,048,910	$10,767,933	$629,789	$1,043,801	$6,948,914
Shares outstanding	112,892	323,627	850,822	75,493	104,422	236,242
Net asset value and redemption price per share	$8.96	$9.42	$12.66	$8.34	$10.00	$29.41
Class I:
Net assets	N/A	N/A	N/A	N/A	N/A	$6,028
Shares outstanding						154
Net asset value and redemption price per share	N/A	N/A	N/A	N/A	N/A	$39.15

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Fund Inc.

Statement of Operations

For the period ended December 31, 2011

	Government Securities Fund	Income and Equity Fund	Balanced Fund	Large Cap Value Fund	Mid Cap Value Fund	Small Cap Value Fund
Investment Income
Dividends	$32,262	$175,889	$387,023	$86,249	$56,233	$538,640
Interest	35,251	228,828	236,599	1	-	-
Total investment income	67,513	404,717	623,622	86,250	56,233	538,640
Expenses
Investment management fees	23,340	62,329	137,021	27,122	54,710	708,642
Transfer agent fees	51,458	67,359	104,792	74,812	59,358	477,899
Fund accounting fees	22,590	43,322	100,391	22,679	29,040	499,792
Legal fees	4,609	13,417	34,848	4,727	8,996	171,994
Audit fees	5,180	11,988	26,313	5,234	7,907	136,879
Registration fees	19,587	22,031	30,762	20,261	25,462	67,541
Printing	3,094	9,118	23,370	3,094	6,188	109,841
Custody fees	7,373	7,859	9,799	7,111	6,915	27,076
Interest on borrowings	198	823	7,021	701	3,752	73,164
Director fees/meetings	1,921	4,565	10,469	1,910	3,027	52,699
Distribution and service (12b-1) fees (Note 3)	19,807	51,030	153,193	13,949	23,304	299,821
Other expenses	4,901	13,503	33,984	4,914	8,944	155,977
Total expenses, before fees waived	164,058	307,344	671,963	186,514	237,603	2,781,325
Less fees waived (Note 3)	66,540	62,329	-	70,322	-	-
Net expenses	97,518	245,015	671,963	116,192	237,603	2,781,325
Net Investment Income (Loss)	(30,005)	159,702	(48,341)	(29,942)	(181,370)	(2,242,685)
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	34,669	(10,219)	499,229	15,081	(639,793)	(1,116,487)
Change in net unrealized appreciation (depreciation) of investments	(11,716)	6,387	(694,416)	126,964	390,623	11,979,617
Net realized and unrealized gain on investments	22,953	(3,832)	(195,187)	142,045	(249,170)	10,863,130
Net Increase (Decrease) in Net Assets Resulting from Operations	$(7,052)	$155,870	$(243,528)	$112,103	$(430,540)	$8,620,445

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Fund Inc.

Statements of Changes in Net Assets

	Government Securities Fund		Income and Equity Fund		Balanced Fund
	Year ended December 31, 2011	Year ended December 31, 2010	Year ended December 31, 2011	Year ended December 31, 2010	Year ended December 31, 2011	Year ended December 31, 2010
Increase (Decrease) in Net Assets From Operations
Net investment income (loss)	$(30,005)	$7,595	$159,702	$183,430	$(48,341)	$(15,419)
Net realized gain (loss) on investments	34,669	11,389	(10,219)	67,205	499,229	3,857,418
Change in net unrealized appreciation (depreciation) of investments	(11,716)	68,210	6,387	275,458	(694,416)	(2,295,332)
Increase (decrease) in net assets resulting from operations	(7,052)	87,194	155,870	526,093	(243,528)	1,546,667
From Distributions to Shareholders
Class A:
Net investment income	-	(6,629)	(107,934)	(97,430)	-	(1,264)
Net capital gains	-	-	-	-	(247,245)	(359,087)
Return of capital	-	(7,491)	-	(1,389)	-	-
Class C:
Net investment income	-	(1,530)	(49,870)	(86,808)	-	(4,725)
Net capital gains	-	-	-	-	(740,888)	(1,768,006)
Return of capital	-	(1,728)	-	(1,237)	-	-
Class I:	N/A	N/A	N/A	N/A	N/A	N/A
Net investment income
Net capital gains
Return of capital
Decrease in net assets resulting from distributions	-	(17,378)	(157,804)	(186,864)	(988,133)	(2,133,082)
From Capital Share Transactions (Note 6)
Proceeds from shares sold	546,879	973,230	1,485,061	1,706,840	1,144,916	758,726
Proceeds from shares purchased by reinvestment of dividends	-	15,208	145,377	173,489	948,827	2,071,269
Cost of shares repurchased	(1,770,586)	(2,074,113)	(3,040,759)	(1,517,350)	(8,117,343)	(9,609,397)
Increase (decrease) in net assets resulting from capital share transactions	(1,223,707)	(1,085,675)	(1,410,321)	362,979	(6,023,600)	(6,779,402)
Increase (decrease) in net assets	(1,230,759)	(1,015,859)	(1,412,255)	702,208	(7,255,261)	(7,365,817)
Net Assets
Beginning of period	4,114,675	5,130,534	8,696,307	7,994,099	21,824,381	29,190,198
End of period	$2,883,916	$4,114,675	$7,284,052	$8,696,307	$14,569,120	$21,824,381
Including undistributed net investment income	$-	$-	$186	$(1,713)	$(351)	$(1,436)

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Fund Inc.

Statements of Changes in Net Assets

	Large Cap Value Fund		Mid Cap Value Fund		Small Cap Value Fund
	Year ended December 31, 2011	Year ended December 31, 2010	Year ended December 31, 2011	Year ended December 31, 2010	Year ended December 31, 2011	Year ended December 31, 2010
Increase (Decrease) in Net Assets From Operations
Net investment income (loss)	$(29,942)	$(44,617)	$(181,370)	$(198,130)	$(2,242,685)	$(2,573,889)
Net realized gain (loss) on investments	15,081	161,332	(639,793)	261,557	(1,116,487)	(3,640,855)
Change in net unrealized appreciation (depreciation) of investments	126,964	110,894	390,623	1,372,193	11,979,617	23,928,300
Increase (decrease) in net assets resulting from operations	112,103	227,609	(430,540)	1,435,620	8,620,445	17,713,556
From Distributions to Shareholders
Class A:
Net investment income	-	-	-	-	-	-
Net capital gains	-	-	-	-	-	-
Return of capital	-	-	-	-	-	-
Class C:
Net investment income	-	-	-	-	-	-
Net capital gains	-	-	-	-	-	-
Return of capital	-	-	-	-	-	-
Class I:	N/A	N/A	N/A	N/A
Net investment income					-	-
Net capital gains					-	-
Return of capital					-	-
Decrease in net assets resulting from distributions	-	-	-	-	-	-
From Capital Share Transactions (Note 6)
Proceeds from shares sold	1,023,186	914,546	1,539,519	376,408	20,450,558	15,210,757
Proceeds from shares purchased by reinvestment of dividends	-	-	-	-	-	-
Cost of shares repurchased	(419,968)	(763,971)	(1,469,243)	(2,700,767)	(37,982,752)	(61,787,155)
Increase (decrease) in net assets resulting from capital share transactions	603,218	150,575	70,276	(2,324,359)	(17,532,194)	(46,576,398)
Increase (decrease) in net assets	715,321	378,184	(360,264)	(888,739)	(8,911,749)	(28,862,842)
Net Assets
Beginning of period	3,191,997	2,813,813	5,456,247	6,344,986	104,190,142	133,052,984
End of period	$3,907,318	$3,191,997	$5,095,983	$5,456,247	$95,278,393	$104,190,142
Including undistributed net investment income	$-	$-	$-	$-	$-	$-

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Fund Inc.

Financial Highlights

(For a share outstanding throughout the period)

	Government Securities Fund
	Class A
	For the year ended December 31,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$9.13	$8.99	$8.94	$9.42	$9.24
Income from investing operations
Net investment income (loss)	(0.02)	0.05	0.18	0.32	0.29
Net realized and unrealized gains (losses) on securities	0.02	0.14	0.02	(0.53)	0.22
Total from investment operations	-	0.19	0.20	(0.21)	0.51
Less distributions
From net investment income	-	(0.02)	(0.15)	(0.27)	(0.33)
From net capital gains	-	-	-	-	-
From return of capital	-	(0.03)	-	-	-
Total distributions	-	(0.05)	(0.15)	(0.27)	(0.33)
Net asset value, end of period	$9.13	$9.13	$8.99	$8.94	$9.42
Total Investment Return (a)	0.00%	2.16%	2.26%	(2.28)%	5.54%
Ratios/Supplemental Data
Net assets, end of period (000's)	$1,873	$2,375	$2,537	$3,054	$3,817
Ratio of net investment income (loss) to average net assets
With expense reductions	(0.54)%	0.49%	1.69%	3.33%	3.57%
Without expense reductions	(2.39)%	(1.10)%	0.25%	1.87%	2.21%
Ratio of expenses to average net assets
With expense reductions	2.42%	2.09%	1.69%	1.65%	1.62%
Without expense reductions	4.26%	3.69%	3.13%	3.11%	2.98%
Fund portfolio turnover rate	115%	156%	224%	173%	59%
	Class C
	For the year ended December 31,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$9.02	$8.90	$8.87	$9.45	$9.23
Income from investing operations
Net investment income (loss)	(0.33)	(0.09)	0.09	0.28	0.25
Net realized and unrealized gains (losses) on securities	0.27	0.23	0.04	(0.56)	0.18
Total from investment operations	(0.06)	0.14	0.13	(0.28)	0.43
Less distributions
From net investment income	-	(0.01)	(0.10)	(0.30)	(0.21)
From net capital gains	-	-	-	-	-
From return of capital	-	(0.01)	-	-	-
Total distributions	-	(0.02)	(0.10)	(0.30)	(0.21)
Net asset value, end of period	$8.96	$9.02	$8.90	$8.87	$9.45
Total Investment Return	(0.67)%	1.49%	1.44%	(3.02)%	4.73%
Ratios/Supplemental Data
Net assets, end of period (000's)	$1,011	$1,740	$2,594	$2,456	$1,595
Ratio of net investment income (loss) to average net assets
With expense reductions	(1.27)%	(0.18)%	0.96%	2.56%	2.77%
Without expense reductions	(3.14)%	(1.80)%	(0.47)%	1.10%	1.41%
Ratio of expenses to average net assets
With expense reductions	3.16%	2.80%	2.41%	2.43%	2.40%
Without expense reductions	5.03%	4.42%	3.85%	3.89%	3.76%
Fund portfolio turnover rate	115%	156%	224%	173%	59%

(a)  The Fund's maximum sales charge is not included in the total return computation.

See Accompanying Notes to Financial Statements

Pacific Advisors Fund Inc.

Financial Highlights

(For a share outstanding throughout the period)

	Income and Equity Fund
	Class A
	For the year ended December 31,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$9.87	$9.49	$8.48	$10.61	$10.74
Income from investing operations
Net investment income	0.21	0.19	0.30	0.33	0.31
Net realized and unrealized gains (losses) on securities	0.01	0.45	0.98	(2.16)	(0.05)
Total from investment operations	0.22	0.64	1.28	(1.83)	0.26
Less distributions
From net investment income	(0.25)	(0.26)	(0.27)	(0.30)	(0.28)
From net capital gains	-	-	-	-	(0.11)
From return of capital	-	- (b)	-	-	-
Total distributions	(0.25)	(0.26)	(0.27)	(0.30)	(0.39)
Net asset value, end of period	$9.84	$9.87	$9.49	$8.48	$10.61
Total Investment Return (a)	2.24%	6.88%	15.37%	(17.49)%	2.39%
Ratios/Supplemental Data
Net assets, end of period (000's)	$4,235	$3,922	$2,865	$2,737	$3,663
Ratio of net investment income to average net assets
With expense reductions	2.27%	2.57%	3.22%	3.22%	2.78%
Without expense reductions	1.52%	1.81%	2.47%	2.47%	2.16%
Ratio of expenses to average net assets
With expense reductions	2.59%	2.34%	2.32%	2.05%	1.95%
Without expense reductions	3.34%	3.09%	3.07%	2.80%	2.57%
Fund portfolio turnover rate	16%	21%	29%	39%	46%
	Class C
	For the year ended December 31,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$9.40	$9.03	$8.09	$10.14	$10.31
Income from investing operations
Net investment income	0.09	0.15	0.21	0.23	0.22
Net realized and unrealized gains (losses) on securities	0.05	0.38	0.95	(2.04)	(0.05)
Total from investment operations	0.14	0.53	1.16	(1.81)	0.17
Less distributions
From net investment income	(0.12)	(0.16)	(0.22)	(0.24)	(0.23)
From net capital gains	-	-	-	-	(0.11)
From return of capital	- (b)	- (b)	-	-	-
Total distributions	(0.12)	(0.16)	(0.22)	(0.24)	(0.34)
Net asset value, end of period	$9.42	$9.40	$9.03	$8.09	$10.14
Total Investment Return	1.54%	5.95%	14.56%	(18.10)%	1.63%
Ratios/Supplemental Data
Net assets, end of period (000's)	$3,049	$4,774	$5,129	$4,697	$5,990
Ratio of net investment income to average net assets
With expense reductions	1.52%	1.82%	2.47%	2.48%	2.06%
Without expense reductions	0.77%	1.07%	1.72%	1.73%	1.43%
Ratio of expenses to average net assets
With expense reductions	3.33%	3.07%	3.06%	2.81%	2.70%
Without expense reductions	4.08%	3.82%	3.81%	3.56%	3.32%
Fund portfolio turnover rate	16%	21%	29%	39%	46%

(a)  The Fund's maximum sales charge is not included in the total return computation.

(b)  The amount is less than $0.005 and rounded to zero.

See Accompanying Notes to Financial Statements

Pacific Advisors Fund Inc.

Financial Highlights

(For a share outstanding throughout the period)

	Balanced Fund
	Class A
	For the year ended December 31,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$14.56	$14.91	$12.41	$18.58	$18.42
Income from investing operations
Net investment income	-	0.13	0.22	0.31	0.24
Net realized and unrealized gains (losses) on securities	(0.16)	1.02	2.48	(6.00)	0.97
Total from investment operations	(0.16)	1.15	2.70	(5.69)	1.21
Less distributions
From net investment income	-	(0.01)	(0.20)	(0.28)	(0.20)
From net capital gains	(0.93)	(1.49)	-	(0.20)	(0.85)
Total distributions	(0.93)	(1.50)	(0.20)	(0.48)	(1.05)
Net asset value, end of period	$13.47	$14.56	$14.91	$12.41	$18.58
Total Investment Return (a)	(1.14)%	7.71%	21.76%	(30.51)%	6.53%
Ratios/Supplemental Data
Net assets, end of period (000's)	$3,801	$3,789	$4,362	$3,774	$5,918
Ratio of net investment income to average net assets	0.29%	0.55%	1.58%	1.73%	1.02%
Ratio of expenses to average net assets	3.13%	2.77%	2.47%	2.31%	2.21%
Fund portfolio turnover rate	14%	36%	10%	32%	44%
	Class C
	For the year ended December 31,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$13.84	$14.35	$11.96	$17.88	$17.77
Income from investing operations
Net investment income (loss)	(0.15)	(0.06)	0.10	0.16	0.05
Net realized and unrealized gains (losses) on securities	(0.10)	1.04	2.39	(5.72)	0.96
Total from investment operations	(0.25)	0.98	2.49	(5.56)	1.01
Less distributions
From net investment income	-	- (b)	(0.10)	(0.16)	(0.05)
From net capital gains	(0.93)	(1.49)	-	(0.20)	(0.85)
Total distributions	(0.93)	(1.49)	(0.10)	(0.36)	(0.90)
Net asset value, end of period	$12.66	$13.84	$14.35	$11.96	$17.88
Total Investment Return	(1.86)%	6.88%	20.84%	(31.03)%	5.67%
Ratios/Supplemental Data
Net assets, end of period (000's)	$10,768	$18,035	$24,828	$22,407	$34,960
Ratio of net investment income (loss) to average net assets	(0.42)%	(0.18)%	0.82%	0.96%	0.27%
Ratio of expenses to average net assets	3.83%	3.50%	3.23%	3.09%	2.97%
Fund portfolio turnover rate	14%	36%	10%	32%	44%

(a)  The Fund's maximum sales charge is not included in the total return computation.

See Accompanying Notes to Financial Statements

Pacific Advisors Fund Inc.

Financial Highlights

(For a share outstanding throughout the period)

	Large Cap Value Fund
	Class A
	For the year ended December 31,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$8.98	$8.33	$6.51	$10.83	$9.21
Income from investing operations
Net investment income (loss)	0.11	(0.06)	(0.24)	(0.07)	(0.07)
Net realized and unrealized gains (losses) on securities	0.21	0.71	2.06	(4.25)	1.69
Total from investment operations	0.32	0.65	1.82	(4.32)	1.62
Less distributions
From net investment income	-	-	-	-	-
From net capital gains	-	-	-	-	-
Total distributions	-	-	-	-	-
Net asset value, end of period	$9.30	$8.98	$8.33	$6.51	$10.83
Total Investment Return (a)	3.56%	7.80%	27.96%	(39.89)%	17.59%
Ratios/Supplemental Data
Net assets, end of period (000's)	$3,278	$2,511	$2,176	$1,984	$2,889
Ratio of net investment loss to average net assets
With expense reductions	(0.66)%	(1.32)%	(2.06)%	(1.38)%	(1.33)%
Without expense reductions	(2.61)%	(3.50)%	(4.31)%	(2.41)%	(1.85)%
Ratio of expenses to average net assets
With expense reductions	3.05%	3.64%	3.46%	2.62%	2.65%
Without expense reductions	4.99%	5.82%	5.71%	3.65%	3.17%
Fund portfolio turnover rate	7%	106%	5%	14%	14%
	Class C
	For the year ended December 31,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$8.12	$7.58	$5.97	$10.03	$8.59
Income from investing operations
Net investment loss	(0.42)	(0.17)	(1.36)	(0.31)	(0.21)
Net realized and unrealized gains (losses) on securities	0.64	0.71	2.97	(3.75)	1.65
Total from investment operations	0.22	0.54	1.61	(4.06)	1.44
Less distributions
From net investment income	-	-	-	-	-
From net capital gains	-	-	-	-	-
Total distributions	-	-	-	-	-
Net asset value, end of period	$8.34	$8.12	$7.58	$5.97	$10.03
Total Investment Return	2.71%	7.12%	26.97%	(40.48)%	16.76%
Ratios/Supplemental Data
Net assets, end of period (000's)	$630	$681	$637	$1,072	$2,096
Ratio of net investment loss to average net assets
With expense reductions	(1.53)%	(2.03)%	(2.69)%	(2.18)%	(2.07)%
Without expense reductions	(3.46)%	(4.23)%	(4.96)%	(3.19)%	(2.60)%
Ratio of expenses to average net assets
With expense reductions	3.89%	4.37%	4.11%	3.40%	3.40%
Without expense reductions	5.82%	6.57%	6.39%	4.42%	3.93%
Fund portfolio turnover rate	7%	106%	5%	14%	14%

(a)  The Fund's maximum sales charge is not included in the total return computation.

See Accompanying Notes to Financial Statements

Pacific Advisors Fund Inc.

Financial Highlights

(For a share outstanding throughout the period)

	Mid Cap Value Fund
	Class A
	For the year ended December 31,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$11.57	$8.78	$6.75	$12.50	$12.77
Income from investing operations
Net investment income (loss)	(0.13)	(0.48)	(0.40)	(0.16)	0.01
Net realized and unrealized gains (losses) on securities	(0.56)	3.27	2.43	(5.56)	0.17
Total from investment operations	(0.69)	2.79	2.03	(5.72)	0.18
Less distributions
From net investment income	-	-	-	-	-
From net capital gains	-	-	-	(0.03)	(0.45)
Total distributions	-	-	-	(0.03)	(0.45)
Net asset value, end of period	$10.88	$11.57	$8.78	$6.75	$12.50
Total Investment Return (a)	(5.96)%	31.78%	30.07%	(45.78)%	1.40%
Ratios/Supplemental Data
Net assets, end of period (000's)	$4,052	$3,672	$3,194	$3,291	$6,315
Ratio of net investment loss to average net assets	(3.11)%	(3.39)%	(2.11)%	(1.33)%	(1.21)%
Ratio of expenses to average net assets	4.16%	4.35%	3.69%	3.20%	2.82%
Fund portfolio turnover rate	12%	18%	21%	12%	53%
	Class C
	For the year ended December 31,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$10.72	$8.21	$6.36	$11.90	$12.28
Income from investing operations
Net investment loss	(4.28)	(3.84)	(1.04)	(0.45)	(0.36)
Net realized and unrealized gains (losses) on securities	3.56	6.35	2.89	(5.06)	0.43
Total from investment operations	(0.72)	2.51	1.85	(5.51)	0.07
Less distributions
From net investment income	-	-	-	-	-
From net capital gains	-	-	-	(0.03)	(0.45)
Total distributions	-	-	-	(0.03)	(0.45)
Net asset value, end of period	$10.00	$10.72	$8.21	$6.36	$11.90
Total Investment Return	(6.72)%	30.57%	29.09%	(46.33)%	0.57%
Ratios/Supplemental Data
Net assets, end of period (000's)	$1,044	$1,784	$3,151	$3,761	$8,494
Ratio of net investment loss to average net assets	(3.92)%	(3.91)%	(2.87)%	(2.11)%	(1.93)%
Ratio of expenses to average net assets	4.91%	4.88%	4.47%	3.96%	3.56%
Fund portfolio turnover rate	12%	18%	21%	12%	53%

(a)  The Fund's maximum sales charge is not included in the total return computation.

See Accompanying Notes to Financial Statements

Pacific Advisors Fund Inc.

Financial Highlights

(For a share outstanding throughout the period)

	Small Cap Value Fund
	Class A
	For the year ended December 31,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$31.68	$26.37	$19.21	$34.70	$33.52
Income from investing operations
Net investment income (loss)	(1.35)	(1.87)	(0.50)	0.10	0.27
Net realized and unrealized gains (losses) on securities	4.09	7.18	7.66	(15.23)	1.78
Total from investment operations	2.74	5.31	7.16	(15.13)	2.05
Less distributions
From net investment income	-	-	-	-	-
From net capital gains	-	-	-	(0.35)	(0.87)
From return of capital	-	-	-	(0.01)	-
Total distributions	-	-	-	(0.36)	(0.87)
Net asset value, end of period	$34.42	$31.68	$26.37	$19.21	$34.70
Total Investment Return (a)	8.65%	20.14%	37.27%	(43.52)%	6.10%
Ratios/Supplemental Data
Net assets, end of period (000's)	$88,323	$92,830	$117,456	$87,800	$112,938
Ratio of net investment loss to average net assets	(2.31)%	(2.14)%	(2.05)%	(1.83)%	(1.94)%
Ratio of expenses to average net assets	2.88%	2.66%	2.49%	2.44%	2.34%
Fund portfolio turnover rate	9%	9%	17%	23%	15%
	Class C
	For the year ended December 31,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$27.26	$22.87	$16.79	$30.70	$30.00
Income from investing operations
Net investment loss	(6.46)	(3.31)	(1.40)	(0.90)	(0.21)
Net realized and unrealized gains (losses) on securities	8.61	7.70	7.48	(12.65)	1.78
Total from investment operations	2.15	4.39	6.08	(13.55)	1.57
Less distributions
From net investment income	-	-	-	-	-
From net capital gains	-	-	-	(0.35)	(0.87)
From return of capital	-	-	-	(0.01)	-
Total distributions	-	-	-	(0.36)	(0.87)
Net asset value, end of period	$29.41	$27.26	$22.87	$16.79	$30.70
Total Investment Return	7.89%	19.20%	36.21%	(44.05)%	5.22%
Ratios/Supplemental Data
Net assets, end of period (000's)	$6,949	$11,355	$15,593	$15,368	$31,589
Ratio of net investment loss to average net assets	(3.05)%	(2.89)%	(2.79)%	(2.57)%	(2.69)%
Ratio of expenses to average net assets	3.62%	3.40%	3.24%	3.17%	3.09%
Fund portfolio turnover rate	9%	9%	17%	23%	15%

(a)  The Fund's maximum sales charge is not included in the total return computation.

See Accompanying Notes to Financial Statements

Pacific Advisors Fund Inc.

Financial Highlights

(For a share outstanding throughout the period)

	Small Cap Value Fund
	Class I
	For the year ended December 31,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$35.95	$29.86	$21.72	$37.50	$36.13
Income from investing operations
Net investment loss	(0.77)	(0.60)	(0.45)	(0.32)*	(0.33)
Net realized and unrealized gains (losses) on securities	3.97	6.69	8.59	(15.10)*	2.57
Total from investment operations	3.20	6.09	8.14	(15.42)	2.24
Less distributions
From net investment income	-	-	-	-	-
From net capital gains	-	-	-	(0.35)	(0.87)
From return of capital	-	-	-	(0.01)	-
Total distributions	-	-	-	(0.36)	(0.87)
Net asset value, end of period	$39.15	$35.95	$29.86	$21.72	$37.50
Total Investment Return	8.90%	20.40%	37.48%	(41.00)%	6.19%
Ratios/Supplemental Data
Net assets, end of period (000's)	$6	$6	$5	$3	$1,902
Ratio of net investment loss to average net assets	(2.08)%	(1.97)%	(1.80)%	(1.56)%	(1.72)%
Ratio of expenses to average net assets	2.65%	2.50%	2.24%	2.16%	2.10%
Fund portfolio turnover rate	9%	9%	17%	23%	15%

*  Numbers were calculated using a weighted-average number of shares outstanding basis as a result of a significant change in Class I assets immediately prior to end of period.

See Accompanying Notes to Financial Statements

Pacific Advisors Fund Inc.

Notes to Financial Statements

December 31, 2011

Note 1. Organization

Pacific Advisors Fund Inc. (the "Company") is an open-end diversified investment management company registered under the Investment Company Act of 1940, as amended. The Company currently offers six Funds: Government Securities Fund, Income and Equity Fund, Balanced Fund, Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund (individually, a "Fund," or collectively, the "Funds"). Each Fund is a separate investment portfolio of the Company with a distinct investment objective, investment program, policies and restrictions.

The Government Securities Fund seeks to provide high current income, preservation of capital, and rising future income, consistent with prudent investment risk. The Income and Equity Fund seeks to provide current income and, secondarily, long-term capital appreciation. The Balanced Fund seeks to achieve long-term capital appreciation and income consistent with reduced risk. The Large Cap Value Fund seeks to achieve long-term capital appreciation. The Mid Cap Value Fund seeks to achieve long-term capital appreciation. The Small Cap Value Fund seeks to provide capital appreciation through investment in small capitalization companies.

The Funds offer Class A and Class C shares. In addition to Class A and Class C shares, the Small Cap Value Fund introduced Class I shares on October 9, 2006. Each class has equal rights as to assets and voting privileges except that Class A and Class C each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of each Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each Class of shares differs in its respective service and distribution expenses and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Note 2. Significant Accounting Policies

A. Security Valuation and Fair Value Measurement. Securities, including American Depository Receipts (ADRs), listed on a national securities exchange and certain over-the-counter ("OTC") issues traded on the NASDAQ national market system are valued at the last quoted sale price at the close of the New York Stock Exchange. OTC issues not quoted on the NASDAQ system, and other equity securities for which no sale price is available, are valued at the last bid price as obtained from published sources or real time quote services, where available, and otherwise from brokers who are market makers for such securities. Debt securities with a maturity less than 60 days are valued on an amortized cost basis, which approximates market value. In determining the fair value of other debt securities, Pacific Global Investment Management Company, Inc. (the "Investment Manager") utilizes independent pricing services approved by the Board of Directors using one or more of the following valuation techniques:

(1) a matrix pricing approach that considers market inputs including, in approximate order of priority, the following: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data including market research publications; market indicators, industry and economic events. Evaluators may prioritize inputs differently on any given day for any security based on market conditions, and not all inputs listed are available for use in the evaluation process for each security evaluation on any given day; (2) a comparison of the value of the borrower's outstanding equity and debt to that of comparable public companies; (3) a discounted cash flow analysis. In conducting its assessment and analysis for purpose of determining fair value, the Investment Manager uses its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the Investment Manager based on the Company's Fair Value Procedure, as adopted by the Board of Directors.

Various inputs are used to determine the fair value of each Fund's investments. For financial statements, these inputs are summarized in the three broad levels listed below. Level 1 inputs are based on quoted prices in active markets for identical securities. Level 2 inputs are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 inputs are significant unobservable inputs that reflect the Fund's own assumptions in determining the fair value of investments.

Pacific Advisors Fund Inc.

Notes to Financial Statements

December 31, 2011

The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value each Fund's investment securities and cash and cash equivalents as of December 31, 2011:

	Government Securities Fund	Income and Equity Fund	Balanced Fund	Large Cap Value Fund	Mid Cap Value Fund	Small Cap Value Fund
Level 1 - Quoted Prices
Common Stock
Energy	$42,560	$109,305	$1,130,795	$177,996	$1,420,910	$21,473,680
Material	-	123,606	417,020	-	304,638	1,659,600
Industrials	-	468,538	2,578,055	618,597	2,202,706	35,341,000
Consumer Discretionary	55,182	535,942	551,815	592,760	939,737	19,335,400
Consumer Staples	44,136	531,659	2,182,101	961,007	177,660	3,295,920
Health Care	-	426,452	1,323,439	315,458	-	2,569,900
Financials	-	-	944,160	390,021	209,020	11,950,150
Information Technology	51,920	313,432	1,932,995	953,093	-	-
Telecommunication Services	51,408	331,470	-	-	-	3,980,900
Utilities	116,816	398,110	-	-	-	-
Preferred Stock
Financials	153,320	417,930	449,500	-	-	-
Utilities	-	50,760	-	-	-	-
Level 1 Total	515,342	3,707,204	11,509,880	4,008,932	5,254,671	99,606,550
Level 2 - Other significant observable inputs
Bonds and notes
Corporate Bonds	-	3,452,065	3,679,159	-	-	-
U.S. Government Fixed Income Securities	2,356,596	-	-	-	-	-
Short Term Investments
Money Market	13,121	96,218	-	-	-	-
Level 2 Total	2,369,717	3,548,283	3,679,159	-	-	-
Level 3 - Significant unobservable inputs	-	-	-	-	-	-
Total Investments	$2,885,059	$7,255,487	$15,189,039	$4,008,932	$5,254,671	$99,606,550

Equity securities (common and preferred stock) that are actively traded and market priced are classified as Level 1 securities. All fixed income securities are classified as Level 2 securities and are valued using either amortized cost or the matrix pricing approach. The Funds had no Level 3 holdings during the year ended December 31, 2011. In January 2010, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update ("ASU") 2010-06, "Improving Disclosures about Fair Value Measurements," which amended Accounting Standard Codification 820 ("Topic 820") and required entities to disclose the amounts of significant transfers between Level 1 and Level 2 of the fair value hierarchy and the reasons for these transfers. The Investment Manager has evaluated the Funds' positions for the year ended December 31, 2011, and determined that, for purposes of fair value pricing measurement, there were no transfers between Level 1 and Level 2.

In May 2011, the FASB issued ASU 2011-04, Fair Value Measurement (Topic 820) to update requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. Generally Accepted Accounting Principles (GAAP) and International Financial Reporting Standards (IFRS). The amendment included clarifications and also changes to a particular principle or requirement for measuring fair value or disclosing information about fair value measurements. The update results in common principles and requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and IFRS. The amendments are to be applied prospectively and were effective during interim and annual periods beginning after December 15, 2011. In assessing the requirements and clarifications of the most recent announcement, the Investment Manager believes that the Fair Value Measurement update will not have a material impact on the Funds' operating results, financial position or result in additional disclosures.

B. Cash and Cash Equivalents. The Company considers all highly liquid financial instruments with maturities of less than three months when acquired to be cash equivalents.

C. Security Transactions and Investment Income. Security transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and federal income tax purposes. Dividends are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Premium or discount on debt securities are amortized using the effective interest amortization method.

D. Dividends and Distributions to Shareholders. The Government Securities Fund and Income and Equity Fund declare and distribute dividends of their net investment income, if any, quarterly. The Balanced Fund, Large Cap Value Fund, Mid Cap

Pacific Advisors Fund Inc.

Notes to Financial Statements

December 31, 2011

Value Fund and Small Cap Value Fund declare and distribute dividends of their net investment income, if any, annually. The Board of Directors determines the amount and timing of such payments.

E. Federal Income Tax. The Company intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Management has analyzed the Funds' tax positions taken on federal income tax returns for all open tax years and for the year ended December 31, 2011 and has concluded that no provision for income tax is required in the Funds' financial statements. Tax years 2008, 2009, 2010 and 2011 are still subject to examination by major federal jurisdictions. Tax years 2007, 2008, 2009, 2010 and 2011 are still subject to examination by major state jurisdictions.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Funds did not incur any interest or penalties.

At December 31, 2011, components of distributable earnings (accumulated deficits) on a tax basis were as follows:

	Government Securities Fund	Income and Equity Fund	Balanced Fund	Large Cap Value Fund	Mid Cap Value Fund	Small Cap Value Fund
Undistributed ordinary income	$-	$605	$-	$-	$-	$-
Undistributed long-term gains	-	-	16,159	-	-	-
Capital loss carry forward*	(322,627)	(585,604)	-	(167,591)	(1,756,562)	(16,512,561)
Post October loss	-	(143,046)	(341,627)	-	(323,488)	(435,252)
Net unrealized appreciation on investments	27,379	286,766	1,017,965	389,749	959,717	26,205,614
Accumulated earnings (deficits)	$(295,248)	$(441,279)	$692,497	$222,158	$(1,120,333)	$9,257,801

The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and characterization of certain income items. The Funds intend to treat post October losses (net capital losses occurred for the period subsequent to October 31, 2011 through the fiscal year end December 31, 2011) as having been incurred in the next fiscal year.

The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. During the current fiscal year, the following capital losses carried forward have been utilized:

	Government Securities Fund	Income and Equity Fund	Balanced Fund	Large Cap Value Fund	Mid Cap Value Fund	Small Cap Value Fund
Capital loss carryforward utilized	$34,046	$132,827	-	$14,267	-	-

* At December 31, 2011, the following Funds had accumulated net realized losses on investment transactions that represent capital loss carryforwards for federal income tax purposes, which expire as follows:

	Capital losses expiring in:
	2012	2013	2014	2015	2016	2017	2018	Total
Government Securities Fund	$95,072	$49,495	$88,644	$1,178	$9,585	$73,971	$4,682	$322,627
Income and Equity Fund	-	-	-	-	197,538	388,066	-	585,604
Balanced Fund	-	-	-	-	-	-	-	-
Large Cap Value Fund	-	-	-	-	-	167,591	-	167,591
Mid Cap Value Fund	-	-	-	-	785,984	640,167	-	1,426,151
Small Cap Value Fund	-	-	-	-	-	12,029,758	3,801,568	15,831,326

During the year ended December 31, 2011, the Government Securities Fund had a capital loss carryforward in the amount of $821,665 that expired.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted, which changed various technical rules governing the tax treatment of regulated investment companies ("RICs") including the Funds. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of

Pacific Advisors Fund Inc.

Notes to Financial Statements

December 31, 2011

this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions. Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

Losses incurred that will be carried forward under the provisions of the Modernization Act are as follows:

	Loss Carryforward Character
	Short Term	Long Term
Mid Cap Value Fund	$-	$330,411
Small Cap Value Fund	-	681,235

F. Reclassification of Capital Accounts. Distributions of net investment income and realized gains are determined in accordance with income tax regulations which may differ from GAAP. These differences are due to differing treatments for items such as net operating losses, reclassification of dividends and return of capital. To the extent that these differences are permanent in nature, reclassifications are made among the net asset accounts on the Statement of Assets and Liabilities.

For the year ended December 31, 2011, reclassifications among the components of net assets are as follows:

	Accumulated Undistributed Net Investment Income	Paid in Capital	Accumulated Capital Loss
Government Securities Fund	$30,005	$(851,670)	$821,665
Income and Equity Fund	-	-	-
Balanced Fund	49,426	(49,426)	-
Large Cap Value Fund	29,942	(29,942)	-
Mid Cap Value Fund	181,370	(181,370)	-
Small Cap Value Fund	2,242,685	(2,242,685)	-

The reclassifications were due to net investment losses incurred by the Funds, which are not permitted to be carried forward for tax purposes. The Government Securities Fund's reclassification was also a result of the expiration of capital losses previously carried-forward.

G. Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts in the financial statements and footnotes. Actual results could differ from those estimates.

Note 3. Investment Management, Distributor and Other Related Party Transactions

The Company and the Funds have entered into investment management agreements ("Management Agreements") with the Investment Manager.

The Management Agreements provide for investment management fees, payable monthly, and calculated at the maximum annual rate of 0.65% of average net assets for the Government Securities Fund, 0.75% of average net assets for the Income and Equity, Balanced, Large Cap Value and Small Cap Value Funds and 1.00% of average net assets for the Mid Cap Value Fund.

In accordance with Expense Limitation Agreements with the Company, the Investment Manager waives its respective management fees to the extent that the actual operating expenses of the following Funds exceed the following thresholds:

	Class A	Class C
Government Securities Fund	1.65%	2.40%
Income and Equity Fund	1.95%	2.70%
Large Cap Value Fund	2.65%	3.40%

For the Government Securities Fund and Large Cap Value Fund only, if net expenses exceed the above thresholds after waiver of the entire management fee, Pacific Global Investor Services, Inc. ("PGIS"), Transfer Agent for the Company, will waive its transfer agency fee to the extent necessary to reduce Class expenses to the above thresholds. The Transfer Agent does not, however,

Pacific Advisors Fund Inc.

Notes to Financial Statements

December 31, 2011

waive out of pocket expenses. These agreements may be terminated by either party upon 90 days prior written notice.

Pursuant to the Expense Limitation Agreements, providing for the voluntary waiver of fees and the assumption of expenses by the Investment Manager and Transfer Agent, the following amounts were waived for the year ended December 31, 2011.

	Management Fees Waived	Transfer Agent Fees Waived	Total
Government Securities Fund	$23,340	$43,200	$66,540
Income and Equity Fund	62,329	-	62,329
Large Cap Value Fund	27,122	43,200	70,322

Effective 2004, the Investment Manager terminated all of its rights under the Expense Limitation Agreements with respect to potential recoupment from the Funds of all management fees and transfer agent fees previously waived and all expenses previously reimbursed. In the future, the Investment Manager will not have any rights to recover fees it waives or expenses it may reimburse, with respect to any of the Funds.

For the year ended December 31, 2011, Pacific Global Fund Distributors, Inc. ("PGFD"), the principal underwriter for the Company, received commissions on sales of capital stock, after deducting amounts allowed to authorized distributors as commissions. In addition, PGFD, as a registered broker-dealer, may act as broker for the Funds, in conformity with Rule 17e-1 under the Investment Company Act of 1940. The Company's Board of Directors has approved procedures for evaluating the reasonableness of commissions paid to PGFD and periodically reviews these procedures. PGFD will not act as principal in effecting any portfolio transactions for the Funds. The amounts of commissions are as follows:

	Underwriting Fees Retained	Commissions Retained	Brokerage Commissions Received
Government Securities Fund	$331	$-	$(323)
Income and Equity Fund	785	12	485
Balanced Fund	643	599	4,131
Large Cap Value Fund	338	788	(995)
Mid Cap Value Fund	1,419	521	1,536
Small Cap Value Fund	6,919	693	26,930

PGFD is a wholly-owned subsidiary of the Investment Manager.

The Company has also entered into an agreement with PGIS to provide fund accounting services at the monthly fee of three basis points for the first one hundred million in net assets and one basis point on the balance of net assets or a minimum of $1,500 per month. In addition, an agreement to provide transfer agent services has also been entered into at a rate of $21.00 per year per open account and $3.50 per year per closed account with minimum charges of $1,800 per month for Class A, C, and I share accounts. PGIS is a wholly-owned subsidiary of the Investment Manager.

Accounts payable to related parties consist of transfer agent fees payable to PGIS.

The Company has adopted a plan of distribution, whereby the Funds may pay a service fee to qualified recipients in an amount up to 0.25% per annum of each Fund's daily net assets for Class A shares and Class C shares. Under the plan of the distribution, the Funds may pay a distribution fee to qualified recipients in an amount up to 0.75% per annum of each Fund's daily net assets for Class C shares. The Company has not adopted a plan of distribution for Class I Shares.

For the year ended December 31, 2011, total distribution and/or service (12b-1) fees were:

	Class A	Class C	Total
Government Securities Fund	$5,322	$14,485	$19,807
Income and Equity Fund	10,613	40,417	51,030
Balanced Fund	9,061	144,132	153,193
Large Cap Value Fund	6,937	7,012	13,949
Mid Cap Value Fund	9,670	13,634	23,304
Small Cap Value Fund	216,951	82,870	299,821

Pacific Advisors Fund Inc.

Notes to Financial Statements

December 31, 2011

Note 4. Purchase and Sales of Securities

The following summarizes purchases and sales of investment securities, other than short-term investments, and aggregate gross unrealized appreciation and depreciation on a tax basis by each Fund for the year ended and as of December 31, 2011. The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

	Year ended December 31, 2011		As of December 31, 2011
	Cost of Purchases	Proceeds From Sales	Tax Cost of Securities	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Government Securities Fund	$4,067,715	$5,209,098	$2,844,559	$79,905	$52,526	$27,379
Income and Equity Fund	1,314,874	2,659,235	6,872,503	709,986	423,220	286,766
Balanced Fund	2,600,113	9,257,783	14,171,074	1,902,323	884,358	1,017,965
Large Cap Value Fund	927,169	257,786	3,619,183	582,581	192,832	389,749
Mid Cap Value Fund	692,167	709,834	4,294,954	1,571,929	612,212	959,717
Small Cap Value Fund	9,357,527	30,173,246	73,400,936	34,301,340	8,095,726	26,205,614

Note 5. Distributions to Shareholders

The tax character of distributions paid during 2011 and 2010 was as follows:

	Government Securities Fund	Income and Equity Fund	Balanced Fund	Large Cap Value Fund	Mid Cap Value Fund	Small Cap Value Fund
Year ended December 31, 2011
Distributions paid from:
Ordinary Income	$-	$157,804	$20,178	$-	$-	$-
Long-Term Capital Gain	-	-	967,955	-	-	-
Return of Capital	-	-	-	-	-	-
Total Distributions	$-	$157,804	$988,133	$-	$-	$-
Year ended December 31, 2010
Distributions paid from:
Ordinary Income	$8,159	$184,238	$5,989	$-	$-	$-
Long-Term Capital Gain	-	-	2,127,093	-	-	-
Return of Capital	9,219	2,626	-	-	-	-
Total Distributions	$17,378	$186,864	$2,133,082	$-	$-	$-

Note 6. Capital Share Transactions

A 2% redemption fee is assessed on shares of the Government Securities Fund or Income and Equity Fund sold or exchanged within 30 days of purchase or shares of the Balanced Fund, Large Cap Value Fund, Mid Cap Value Fund or Small Cap Value Fund sold or exchanged within 180 days of purchase and is retained in each Fund. The redemption fees collected through December 31, 2011 are included in the dollar amount of shares sold in the table below. The amount of the increase is as follows:

	Class A	Class C
Government Securities Fund	$7	$750
Income and Equity Fund	105	200
Balanced Fund	104	720
Large Cap Value Fund	384	384
Mid Cap Value Fund	5,569	41
Small Cap Value Fund	27,578	7,573

Pacific Advisors Fund Inc.

Notes to Financial Statements

December 31, 2011

	Year ended December 31, 2011		Year ended December 31, 2010
	Shares	Amount	Shares	Amount
Government Securities Fund
Class A
Shares Sold	23,376	$213,903	50,282	$456,951
Reinvestment of Distributions	-	-	1,359	12,284
	23,376	213,903	51,641	469,235
Shares Repurchased	(78,365)	(718,805)	(73,787)	(669,139)
Net Decrease	(54,989)	$(504,902)	(22,146)	$(199,904)
Class C
Shares Sold	36,912	$332,976	57,256	$516,279
Reinvestment of Distributions	-	-	326	2,924
	36,912	332,976	57,582	519,203
Shares Repurchased	(116,789)	(1,051,781)	(156,253)	(1,404,974)
Net Decrease	(79,877)	$(718,805)	(98,671)	$(885,771)
	Year ended December 31, 2011		Year ended December 31, 2010
	Shares	Amount	Shares	Amount
Income and Equity Fund
Class A
Shares Sold	144,731	$1,442,276	130,489	$1,256,197
Reinvestment of Distributions	9,872	97,367	9,145	88,250
	154,603	1,539,643	139,634	1,344,447
Shares Repurchased	(121,729)	(1,208,741)	(43,821)	(424,015)
Net Increase	32,874	$330,902	95,813	$920,432
Class C
Shares Sold	4,488	$42,785	49,147	$450,643
Reinvestment of Distributions	5,108	48,010	9,279	85,239
	9,596	90,795	58,426	535,882
Shares Repurchased	(193,642)	(1,832,018)	(118,858)	(1,093,335)
Net Decrease	(184,046)	$(1,741,223)	(60,432)	$(557,453)

Pacific Advisors Fund Inc.

Notes to Financial Statements

December 31, 2011

	Year ended December 31, 2011		Year ended December 31, 2010
	Shares	Amount	Shares	Amount
Balanced Fund
Class A
Shares Sold	51,150	$753,280	17,732	$264,207
Reinvestment of Distributions	16,892	228,721	22,441	325,843
	68,042	982,001	40,173	590,050
Shares Repurchased	(46,144)	(679,760)	(72,398)	(1,106,615)
Net Increase (Decrease)	21,898	$302,241	(32,225)	$(516,565)
Class C
Shares Sold	28,030	$391,636	34,207	$494,519
Reinvestment of Distributions	56,612	720,106	126,389	1,745,426
	84,642	1,111,742	160,596	2,239,945
Shares Repurchased	(537,116)	(7,437,583)	(587,264)	(8,502,782)
Net Decrease	(452,474)	$(6,325,841)	(426,668)	$(6,262,837)
	Year ended December 31, 2011		Year ended December 31, 2010
	Shares	Amount	Shares	Amount
Large Cap Value Fund
Class A
Shares Sold	96,622	$884,375	66,887	$572,386
Reinvestment of Distributions	-	-	-	-
	96,622	884,375	66,887	572,386
Shares Repurchased	(23,669)	(215,152)	(48,630)	(421,975)
Net Increase	72,953	$669,223	18,257	$150,411
Class C
Shares Sold	16,903	$138,811	43,873	$342,160
Reinvestment of Distributions	-	-	-	-
	16,903	138,811	43,873	342,160
Shares Repurchased	(25,370)	(204,816)	(44,022)	(341,996)
Net Increase (Decrease)	(8,467)	$(66,005)	(149)	$164

Pacific Advisors Fund Inc.

Notes to Financial Statements

December 31, 2011

	Year ended December 31, 2011		Year ended December 31, 2010
	Shares	Amount	Shares	Amount
Mid Cap Value Fund
Class A
Shares Sold	123,348	$1,514,987	32,966	$315,202
Reinvestment of Distributions	-	-	-	-
	123,348	1,514,987	32,966	315,202
Shares Repurchased	(68,273)	(769,508)	(79,054)	(752,197)
Net Increase (Decrease)	55,075	$745,479	(46,088)	$(436,995)
Class C
Shares Sold	2,272	$24,532	7,123	$61,206
Reinvestment of Distributions	-	-	-	-
	2,272	24,532	7,123	61,206
Shares Repurchased	(64,208)	(699,735)	(224,836)	(1,948,570)
Net Decrease	(61,936)	$(675,203)	(217,713)	$(1,887,364)
	Year ended December 31, 2011		Year ended December 31, 2010
	Shares	Amount	Shares	Amount
Small Cap Value Fund
Class A
Shares Sold	609,616	$20,049,412	541,960	$14,532,455
Reinvestment of Distributions	-	-	-	-
	609,616	20,049,412	541,960	14,532,455
Shares Repurchased	(974,254)	(32,481,084)	(2,065,755)	(54,928,017)
Net Decrease	(364,638)	$(12,431,672)	(1,523,795)	$(40,395,562)
Class C
Shares Sold	13,228	$401,146	30,039	$678,302
Reinvestment of Distributions	-	-	-	-
	13,228	401,146	30,039	678,302
Shares Repurchased	(193,554)	(5,501,668)	(295,354)	(6,859,138)
Net Decrease	(180,326)	$(5,100,522)	(265,315)	$(6,180,836)
Class I
Shares Sold	-	$-	-	$-
Reinvestment of Distributions	-	-	-	-
	-	-	-	-
Shares Repurchased	-	-	-	-
Net Decrease	-	$-	-	$-

Pacific Advisors Fund Inc.

Notes to Financial Statements

December 31, 2011

Note 7. Bank Borrowings

Each Fund may borrow money to the extent permitted by the 1940 Act, as amended, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC. Under the 1940 Act, a mutual fund may borrow up to one-third of its total assets (including the amount borrowed) from banks for any purpose, and may borrow up to 5% of its total assets from banks or other lenders for temporary purposes. Each Fund may borrow to facilitate portfolio transactions or meet redemptions. The Large Cap Value Fund, Mid Cap Value Fund, and Small Cap Value Fund also may borrow money to invest in portfolio securities. Each Fund has the ability to borrow, from UMB Bank, n.a. (UMB), on an unsecured basis, at 1.50% over the Federal Funds rate. As of December 31, 2011, the Balanced Fund, Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund had borrowings from UMB with amounts of $615,346, $136,322, $157,368 and $4,124,556, respectively, and were paying interest at 1.52% per annum on their outstanding borrowings. No compensating balances were required.

Pacific Advisors Fund Inc.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders
Pacific Advisors Fund Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Pacific Advisors Fund Inc. (comprising, respectively, the Government Securities Fund, Income and Equity Fund, Balanced Fund, Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund) (the "Funds"), as of December 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting the Pacific Advisors Fund Inc. at December 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Los Angeles, California
February 29, 2012

Pacific Advisors Fund Inc.

Disclosure Regarding the Board's Approval
of the Funds' Advisory Contracts

The Board of Directors, including a majority of the Independent Directors, most recently approved the Investment Management Agreements (the "Agreements") for the Funds at its meeting held on August 5, 2011. At that meeting, the Board approved the continuation of the Agreements by and between Pacific Advisors Fund Inc. (the "Corporation"), on behalf of each of its Funds, and Pacific Global Investment Management Company, Inc. ("PGIMC").

In approving the Agreements, the Board considered materials relating to, among other matters: (1) the financial condition and profitability of PGIMC, including information regarding PGIMC's cost of providing services, as well as comparative expense information for a peer group of funds; (2) investment performance of each Fund, including information comparing the performance of each Fund with a peer group of funds and an appropriate index or combination of indices; (3) sales and redemption data for each Fund; (4) the extent to which economies of scale are realized as the Funds grow and whether fee levels reflect these economies of scale for the Funds' investors; (5) the economic outlook and the general investment outlook in the markets in which each Fund invests; and (6) "fall-out" benefits realized by PGIMC (i.e., ancillary benefits derived by PGIMC and its affiliates from PGIMC's relationship with the Funds). The Board also periodically considers other material facts such as the allocation of each Fund's brokerage commissions, each Fund's record of compliance with its investment policies and restrictions on personal securities transactions, and the nature, cost, and character of non-investment management services provided by PGIMC and its affiliates. In approving the Agreements, the Board relied on all information presented to it over the course of the year.

Prior to the Board's approval of the Agreements, the Independent Directors met separately with independent counsel to review the materials provided. Based on its evaluation of all material factors, the Board, including a majority of the Independent Directors, determined that the Agreements were in the best interests of the Funds and their shareholders and that the fees to be paid to PGIMC under the Agreements were fair and reasonable in relationship to the services to be rendered thereunder and in light of the factors considered. During its deliberations, the Board did not identify any single factor as all important or controlling, and individual Directors may have weighed the same factors differently. The following summaries do not detail every matter considered. Matters considered by the Board included the following:

Nature, Quality and Extent of Services. The Board examined the nature, quality and extent of the services provided by PGIMC to the Funds. The Board reviewed PGIMC's key personnel in providing investment management services to the Funds as well as the changes in such personnel and the duties that such personnel perform for the Funds. The Board considered the qualifications and experience of PGIMC's portfolio management team, and PGIMC's commitment of its resources to portfolio management services. The Board considered PGIMC's responsibilities under the Agreements in serving as the Funds' investment manager, including responsibilities for investment research and stock selection; administration of the Funds' daily business operations; supervision of the Funds' transfer agent and administrative services agent; monitoring adherence to the Funds' investment restrictions; and monitoring compliance with various policies and procedures of the Funds. The Board was provided with and considered information regarding PGIMC's trading, operations, compliance, and investment research functions. The Board considered PGIMC's marketing strategy with respect to the Funds and the current asset levels of the Funds. The Board also considered the Funds' compliance program, the compliance reports periodically furnished to the Board, and the results of any regulatory exams. The Board concluded that the Funds were likely to benefit from the nature, extent and quality of the services provided by PGIMC under the Agreements.

Pacific Advisors Fund Inc.

Disclosure Regarding the Board's Approval
of the Funds' Advisory Contracts

Investment Performance of PGIMC and the Funds. The Board considered the performance of the Funds and PGIMC, including, to the extent applicable, each Fund's year-to-date, one-, three-, five-, and ten-year performance for the periods ended June 30, 2011; each Fund's one-, three-, five-, and ten-year performance for the periods ended December 31, 2010; as well as certain comparative performance sourced by an independent data service for each Fund's benchmark(s) and funds PGIMC considered peers of the Funds. The Board was provided information regarding PGIMC's investment decision making process and trade execution policies and strategies. After reviewing the Funds' performance records, including performance relative to the Funds' benchmarks, peers and, with respect to the Income and Equity Fund and the Balanced Fund, the blended returns of these Funds' benchmarks, the Board concluded that, while past performance is no guarantee of future performance, including consideration of each Fund's strategy and role in the overall Fund complex, each Fund's investment performance overall weighed in favor of renewing the relevant Agreement.

Among other factors, the Board considered: (i) with respect to the Small Cap Value Fund, the Fund (Class A shares) was ranked in the top 3% of the Lipper small cap core category based on its one-year return as of June 30, 2011; and it outperformed its benchmark index for the five- and ten-year periods ended December 31, 2010 and the one-, five- and ten-year periods ended June 30, 2011; (ii) with respect to the Mid Cap Value Fund, following a repositioning of the portfolio in 2008, the Fund (Class A shares) was ranked as the number one mid-cap core fund (according to Lipper) based on its one-year return as of June 30, 2011; and it outperformed its benchmark index for the one-year period ended December 31, 2010 and the six-month and the one-year periods ended June 30, 2011; (iii) with respect to the Large Cap Value Fund, following a repositioning of the portfolio in 2010, the Fund's (Class A shares) positive returns for the one-year periods ended December 30, 2010 and June 30, 2011, the Fund's focus on large-cap value companies, and the manager's report regarding the Fund's conservative investment strategy; (iv) with respect to the Balanced Fund, the Fund has two benchmarks, the Barclays Capital U.S. Intermediate Corporate Bond Index and the S&P 500 Index; the Fund (Class A shares) outperformed the Barclays Capital U.S. Intermediate Corporate Bond Index for the one-year period ended June 30, 2011 and it outperformed the S&P 500 Index, for the ten-year periods ended December 31, 2010 and June 30, 2011; and the Fund's low volatility relative to the S&P 500 Index; (v) with respect to the Income and Equity Fund, the Fund has two benchmarks, the Barclays Capital U.S. Intermediate Corporate Bond Index and the S&P 500 Index; the Fund (Class A shares) outperformed the Barclays Capital U.S. Intermediate Corporate Bond Index for the year-to-date and one-year periods ended June 30, 2011 and it outperformed the S&P 500 Index for the three- and ten-year periods ended December 31, 2010; the Fund's performance in light of its investment objective, policies and market conditions; and management's explanation of the Fund's conservative fixed income strategy focused on shorter-term bonds to preserve capital and manage volatility; and (vi) with respect to the Government Securities Fund, the Fund's performance in light of its investment objective, policies and market conditions; and management's explanation of the difference between the Fund's performance and that of its benchmark which reflected the benchmark's longer average maturity, the Fund's emphasis on shorter-term securities to manage risk and protect principal, and the effects of an extended low interest rate environment on the performance of the Fund.

Costs of Services and Profits Realized by PGIMC. The Board reviewed PGIMC's 2010 completed financial statements (which were pending final signoff from its independent auditor). The Board reviewed the 2010 consolidated statement of operations of PGIMC and its subsidiaries and also considered the costs and profitability of PGIMC and its affiliates from their operations. The Board also reviewed the 2010 consolidated statement of financial condition of PGIMC and its subsidiaries and considered the financial condition of PGIMC and its ability to provide the quality of services specified under the Agreements and expected by

Pacific Advisors Fund Inc.

Disclosure Regarding the Board's Approval
of the Funds' Advisory Contracts

the Board. The Board examined the fee information for the Funds as compared to that of comparable funds managed by other advisers, and in light of the investment strategy applied to each Fund. The comparative fee information provided to the Board indicated that each Fund's advisory fees were within the range of those charged by funds PGIMC considered peers of the Funds based on factors such as portfolio characteristics, investment style and asset level. The Board reviewed a description of the methodology used for selecting the funds in each peer group. The Board considered that during 2010, PGIMC had waived fees and reimbursed expenses for the Government Securities Fund, Income and Equity Fund, and Large Cap Value Fund in order to keep their expenses down; and that PGIMC expected to continue to waive fees for the Government Securities Fund, Income and Equity Fund, and Large Cap Value Fund in 2011 to the extent expenses exceed the agreed expense limits for those Funds. Another factor was that, over the history of the Funds, PGIMC and its affiliates had waived and/or reimbursed expenses for all the Funds in excess of $3.8 million. The Board also considered that affiliates of PGIMC provide distribution, administrative, and transfer agency services for the Funds, and, based on information furnished by PGIMC, the benefits to the Funds of having such services provided by such affiliates. The Board also considered the Funds' sales and redemption data in the first six months of 2011, in light of current market conditions. The Board concluded that the Funds' management fees were reasonable in light of the services provided.

Economies of Scale. The Board considered the extent to which the Funds' management fees reflect economies of scale for the benefit of the Funds' shareholders. The Board reviewed the Funds' fee arrangements, which include breakpoints that decrease the fee rate as the Funds' assets increase. The Board considered the fact that current assets were well below the threshold for the initial advisory fee breakpoint for each Fund. The Board noted that the expense ratios increased in 2010 relative to 2009 for all Funds primarily due to the one-time expenses incurred by the Funds as a result of the shareholder proxy solicitation in the third quarter of 2010. Based on its review, the Board concluded that the Funds' management fee structures allow shareholders to benefit from economies of scale as the Funds' assets increase. The Board also considered that PGIMC had been waiving fees and reimbursing expenses for the Government Securities Fund, Income and Equity Fund, and the Large Cap Value Fund.

Other Benefits to PGIMC. In evaluating the benefits that accrue to PGIMC through its relationship with the Funds, the Board recognized that, in addition to providing advisory services, PGIMC and its affiliates serve the Funds in various capacities, including as transfer agent, administrative services agent and distributor, and receive compensation from the Funds in connection with providing these services. The Board considered that each service provided to the Funds by PGIMC or one of its affiliates is pursuant to a written agreement, which the Board evaluates periodically. The Board also considered the benefits that accrue to PGIMC through its relationship with the Funds in its management of separately managed accounts, and another fund for which it serves as sub-adviser. The Board concluded that the benefits were consistent with PGIMC's rights and obligations under the Agreements.

After full consideration of these and other factors, the Board, including a majority of the Independent Directors, concluded that approval of the Agreements was in the best interest of the Funds and their shareholders.

Pacific Advisors Fund Inc.

Directors and Officers

"Independent" Directors

Name (Age)	Position with the Company[1]	Year elected Director of the Company	Principal occupation(s) during past 5 years	Other Directorships held by Director
L. Michael Haller, III (68)	Director	1992	Consultant, d/b/a Asahi Broadcasting Enterprises (software development); Chairman, Kapitall, Inc. (formerly Stereo Scope, Inc.) (online introducing brokerage); Chairman, Moxy Games (mobile game publisher); President, Gammaker Pte. Ltd. (mobile game developer); and formerly President, Bionic Games, Inc. (game software development company) (2008-2011); and General Manager, Kapitall Studio (division of Kapitall, Inc.) (2010-2011)	None

Peter C. Hoffman (61)	Director	2010	President, Sierra Autocars, Inc. (auto dealership), Sierra Vehicles, Inc. (auto dealership), Sierra Automotive Enterprises, Inc. (auto dealership) and Sierra Pursuits, Inc. (management company)	None

Takashi Makinodan, PhD (87)[1]	Director	1995	Retired in 2007; and formerly Director, Medical Treatment Effectiveness Program (MEDTEP), Center on Asian and Pacific Islanders (1992-2007); and Associate Director of Research, Geriatric Research Education Clinic Center, VA Medical Center (1991-2007)	None

Gerald E. Miller (82)	Director	1992	Retired in 1992; and formerly worked for Merrill Lynch for over 30 years and was a Senior Resident Vice President at retirement in 1992	None

Louise K. Taylor, PhD (65)	Director	1992	Retired in 2009; and formerly Superintendent, Monrovia Unified School District (1991-2009)	None

1  Dr. Makinodan resigned as a director of the Company effective February 2012.

"Interested" Directors2

Name (Age)	Positions with the Company[1]	Year elected a Director and officer of the Company	Principal occupations during past 5 years	Other Directorships held by Director
Victoria L. Breen (60)*	Director Assistant Secretary	1992 2002	President, Derby & Derby, Inc. (financial services company); Agent, Transamerica Life Companies; Registered Principal, Transamerica Financial Advisors, Inc.; and Assistant Secretary and Director, Pacific Global Investment Management Company	None

George A. Henning (64)**	President and Chairman	1992	Chairman, President and Director, Pacific Global Investment Management Company; and Chairman and Director, Pacific Global Fund Distributors, Inc. and Pacific Global Investor Services, Inc.	None

Each Director oversees all 6 Pacific Advisors Fund portfolios.

The Fund's Statement of Additional Information contains additional information about the Fund's Directors and Officers and is available without charge upon request by calling (800) 989-6693. The business address for all Directors and officers of the Company is 101 N. Brand Blvd., Suite 1950, Glendale, CA 91203, Attn: Secretary.

Pacific Advisors Fund Inc.

Directors and Officers

Other Officers

Name (Age)	Position(s) with the Company	Year elected an officer of the Company	Principal occupations during past 5 years
Catherine L. Henning (34)	Vice President Secretary	2010 2006	Senior Vice President, Secretary, Director of Client Services and Director, Pacific Global Investment Management Company; President, Secretary, Chief Compliance Officer and Director, Pacific Global Fund Distributors, Inc.; and Vice President, Secretary and Director, Pacific Global Investor Services, Inc.

Barbara A. Kelley (58)	Vice President, Treasurer and Chief Compliance Officer	2001	Executive Vice President, Chief Compliance Officer and Director, Pacific Global Investment Management Company; Director, Pacific Global Fund Distributors, Inc.; President and Director, Pacific Global Investor Services, Inc.; and formerly Treasurer, Pacific Global Investment Management Company, Pacific Global Fund Distributors, Inc. and Pacific Global Investor Services, Inc. (2001-2007)

Araceli Olea (39)	Assistant Secretary	2008	Shareholder Services Manager, Pacific Global Investor Services, Inc.; and Assistant Secretary, Pacific Global Investment Management Company and Pacific Global Investor Services, Inc.

Jingjing Yan (38)	Assistant Treasurer	2005	Vice President and Treasurer, Pacific Global Investment Management Company; Treasurer, Pacific Global Fund Distributors, Inc. and Pacific Global Investor Services, Inc.; and formerly Fund Accounting Manager, Pacific Global Investor Services, Inc. (2001-2007); and Assistant Treasurer, Pacific Global Investment Management Company, Pacific Global Fund Distributors, Inc. and Pacific Global Investor Services, Inc. (2005-2007)

1  Each director is elected to serve until the next annual shareholders meeting and until his or her successor is elected or appointed. The Company does not hold regular annual shareholders meetings to elect Directors. Vacancies on the Board can be filled by the action of a majority of the Directors, provided that at least two-thirds of the Directors have been elected by the shareholders.

2  "Interested persons" as defined in the 1940 Act, as amended, based on their affiliation with the Funds' investment manager and its affiliates (including the Funds' principal underwriter).

*  Ms. Breen is considered an interested director because (a) she is a registered principal of a registered broker/dealer that engages in sales of Company shares under a selling agreement with the Distributor, and in that capacity she has received commissions on the sale of the Funds' shares; (b) she is an officer of the Company; and (c) she is a shareholder of the Manager and a member of the Manager's Board of Directors.

**  Mr. Henning is considered an interested director because (a) he holds the positions described above with the Company, the Manager and its affiliates; (b) by virtue of his ownership of the Manager's shares he may be deemed a "control person" of the Manager; and (c) he is Ms. Henning's father.

Pacific Advisors Fund Inc.

Additional Tax Information (Unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Funds during the taxable year ended December 31, 2011. The Funds designated and paid as long-term capital gain distributions as follows:

	Government Securities Fund	Income and Equity Fund	Balanced Fund	Large Cap Value Fund	Mid Cap Value Fund	Small Cap Value Fund
Long-term capital gain distributions	-	-	$967,955	-	-	-

A percentage of the dividends distributed during the fiscal year for the Funds qualifies for the dividends-received deduction for corporate shareholders:

	Government Securities Fund	Income and Equity Fund	Balanced Fund	Large Cap Value Fund	Mid Cap Value Fund	Small Cap Value Fund
Corporate dividends-received deduction	N/A	100.00%	N/A	N/A	N/A	N/A

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "Act"), the following percentage of ordinary dividends paid during the taxable year ended December 31, 2011 are designated as "qualified dividend income," as defined in Act and subject to reduced tax rates in 2011.

	Government Securities Fund	Income and Equity Fund	Balanced Fund	Large Cap Value Fund	Mid Cap Value Fund	Small Cap Value Fund
Percentage of qualified dividends	N/A	100.00%	N/A	N/A	N/A	N/A

In January 2012, the Funds provided tax information to shareholders for the preceding calendar year.

Pacific Advisors Fund Inc.

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Pacific Advisors Fund Inc.

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Pacific Advisors Fund Inc.

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Pacific Advisors Fund Inc.

Directors

George A. Henning, Chairman
Victoria L. Breen
L. Michael Haller, III
Peter C. Hoffman
Gerald E. Miller
Louise K. Taylor, Ph.D.

Officers

George A. Henning, President
Catherine L. Henning, Vice President and Secretary
Victoria L. Breen, Assistant Secretary
Araceli Olea, Assistant Secretary
Barbara A. Kelley, Treasurer
Jingjing Yan, Assistant Treasurer

Investment Manager

Pacific Global Investment Management Company
101 North Brand Blvd., Suite 1950
Glendale, California 91203

Transfer Agent and Administrator

Pacific Global Investor Services, Inc.
101 North Brand Blvd., Suite 1950
Glendale, California 91203

Distributor

Pacific Global Fund Distributors, Inc.
101 North Brand Blvd., Suite 1950
Glendale, California 91203
(800) 989-6693

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (800) SEC-0330.

The Fund's complete schedule of portfolio holdings for each fiscal quarter is posted on the Fund's Web site at www.PacificAdvisorsFund.com and is available without charge, upon request by calling (800) 989-6693. Documents will be sent within 3 business days of receipt of your request.

Availability of Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by calling (800) 989-6693. Documents will be sent within 3 business days of receipt of your request. This information is also available on the SEC's Web site at http://www.sec.gov.

Pacific Global Fund Distributors, Inc.
101 North Brand Blvd., Suite 1950
Glendale, California 91203

Item 2.                    Code of Ethics

Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 that applies to Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.  Registrant will provide to any person without charge, upon request, a copy of the Code of Ethics if such person submits a request in writing addressed to the Registrant’s secretary at the principal executive offices listed above.

Item 3.                    Audit Committee Financial Expert

Registrant’s Audit Committee has three members.  While these members are “financially literate,” the Board has determined that none of the members of the Audit Committee meet the technical definition of “audit committee financial expert.”  Registrant has determined that an audit committee financial expert is not necessary at this time because (i) the Audit Committee members are financially literate; (ii) they have served on Registrant’s Audit Committee for several years; (iii) the accounting methodologies applicable to registered investment companies and the types of investment activities in which the Funds engage are well established; and (iv) Registrant’s financial statements do not involve the types of complex accounting issues that other types of public companies may have.

Item 4.                    Principal Accountant Fees and Services

(a)-(d)       Ernst & Young LLP (“E&Y”) billed the Registrant aggregate fees for professional services rendered for the fiscal years ending December 31, 2010, and December 31, 2011, as follows:

	Audit Fees	Audit Related Fees	Tax Fees	All Other Fees
2011	$157,500	$2,500	$31,000	$0
2010	$157,500	$5,000	$31,000	$0

(b)           Audit Related Fees are for services rendered to provide consent of the annual update to the Corporation’s Form N1-A and non-routine N1-A filings.

(c)           Tax Fees include the services for the review of income tax returns and excise taxes.

(e)(1)       The Audit Committee is authorized to pre-approve non-audit services provided by the Corporation’s auditors, if they find it appropriate in light of their fiduciary duties and in the exercise of their good faith business judgment and compatible with the auditors’ independence. The Chairman of the Audit Committee is authorized to approve audit and non-audit services for newly established funds of the Corporation on the same terms as the full Audit Committee previously had approved for the then existing funds, and to approve non-audit services which are permissible under applicable law, provided the estimated fee is not more than $5,000 based on a good faith estimate provided by the auditor.  The Chairman shall report any such pre-approval to the Audit Committee at its next following meeting.

(e)(2)       None.

(f)            None.

(g)           None.

(h)           Not applicable.

Item 5.                    Audit Committee of Listed Registrants

Not applicable as Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6.                    Statements of Investments

Statements of Investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7.                    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 8.                    Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 9.                    Purchases of Equity Securities by Managers of Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.                  Submission of Matters to a Vote of Security Holders

No material changes have been made.

Item 11.                  Controls and Procedures.

(a)           Based upon their evaluation of Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as conducted within 90 days of the filing date of this Form N-CSR, Registrant’s principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)           There were no changes in Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, Registrant’s internal control over financial reporting.

Item 12.                  Exhibits

(a)(1)       Not applicable.

(a)(2)   Certifications required by Item 12(a) of Form N-CSR and Section 302 of the Sarbanes-Oxley Act of 2002 (filed herewith).

(b)           Certification required by Section 906 of the Sarbanes-Oxley Act of 2002 (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pacific Global Fund Inc. d/b/a Pacific Advisors Fund Inc.

By:	/s/ George A. Henning
George A. Henning
Chairman, Pacific Advisors Fund Inc.

Date:	March 5, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of Registrant and in the capacities and on the dates indicated.

By:	/s/ George A. Henning
George A. Henning
Chief Executive Officer

Date:	March 5, 2012

By:	/s/ Barbara A. Kelley
Barbara A. Kelley
Chief Financial Officer

Date:	March 5, 2012